                                                                   Exhibit 10.26


                                     LEASE

                                    Between

                        Consortium One Eckington, L.L.C.

                                    Landlord

                                      and

                            XM Satellite Radio, Inc.

                                     Tenant

                               TABLE OF CONTENTS


1.   USE, RESTRICTIONS ON USE AND COMPLIANCE
     WITH LAWS..................................  1

2.   TERM.......................................  3

2.A  LANDLORD'S BASE PREMISES IMPROVEMENTS
     AND BASE BUILDING IMPROVEMENTS.............  4

2.B  RENEWAL OPTION.............................  4

3.   RENT.......................................  5

4.   RENT ADJUSTMENTS...........................  6

5.   SECURITY DEPOSIT...........................  7

6.   ALTERATIONS................................  8

7.   REPAIR.....................................  8

8.   LIENS...................................... 10

9.   ASSIGNMENT AND SUBLETTING.................. 10

10.  INDEMNIFICATION............................ 13

11.  INSURANCE.................................. 13

12.  WAIVER OF SUBROGATION...................... 14

13.  SERVICES AND UTILITIES..................... 14

14.  HOLDING OVER............................... 15

15.  SUBORDINATION.............................. 15

16.  RULES AND REGULATIONS...................... 15

17.  REENTRY BY LANDLORD........................ 15

18.  DEFAULT.................................... 16

19.  REMEDIES................................... 17

20.  TENANT'S BANKRUPTCY OR INSOLVENCY.......... 19

21.  QUIET ENJOYMENT............................ 20

22.  DAMAGE BY FIRE, ETC........................ 20

23.  EMINENT DOMAIN............................. 21

24.  SALE BY LANDLORD........................... 21

25.  ESTOPPEL CERTIFICATES...................... 21

26.  SURRENDER OF PREMISES...................... 22

27.  NOTICES.................................... 22

28.  TAXES PAYABLE BY TENANT.................... 22

29.  DEFINED TERMS AND HEADINGS................. 23

30.  TENANT'S AUTHORITY......................... 23

31.  COMMISSIONS................................ 23

32.  TIME AND APPLICABLE LAW.................... 23

33.  SUCCESSORS AND ASSIGNS..................... 23

34.  ENTIRE AGREEMENT........................... 24

35.  EXAMINATION NOT OPTION..................... 24

36.  RECORDATION................................ 24

37.  LIMITATION OF LANDLORD'S LIABILITY......... 24

38.  TENANT'S INITIAL ALTERATIONS............... 24

39.  NO THIRD PARTY BENEFICIARIES............... 28

40.  REPRESENTATIONS............................ 28

41.  PARTIAL PAYMENT............................ 28

42.  COUNTERPARTS............................... 28

43.  RIGHT OF FIRST OFFER....................... 28

44.  SIGNAGE.................................... 28

45.  LANDLORD AGREEMENT AS TO NAME OF BUILDING.. 29

46.  TENANT'S FOOD CONCESSION................... 29

47.  PENTHOUSE SPACE; ROOFTOP SPACE............. 29

48.  ARBITRATION................................ 29


     EXHIBIT A  -   PROPERTY
     EXHIBIT B1 -   SECOND FLOOR PREMISES
     EXHIBIT B2 -   THIRD FLOOR PREMISES
     EXHIBIT B3 -   PENTHOUSE SPACE
     EXHIBIT B4 -   PARTIAL LOWER LEVEL SPACE
     EXHIBIT C  -   LOCATION OF RESERVED PARKING SPACES
     EXHIBIT D  -   LANDLORD'S BASE PREMISES IMPROVEMENTS
     EXHIBIT E  -   LANDLORD'S BASE PREMISES IMPROVEMENTS SCHEDULE
     EXHIBIT F  -   LANDLORD'S BASE BUILDING IMPROVEMENTS
SCHEDULE
     EXHIBIT G  -   LANDLORD'S BASE BUILDING IMPROVEMENTS SCHEDULE
     EXHIBIT H  -   PARKING AREA
     EXHIBIT I  -   FORM OF LETTER OF CREDIT
     EXHIBIT J  -   SECURITY SPECIFICATIONS
     EXHIBIT K  -
     EXHIBIT L  -   RULES AND REGULATIONS
     EXHIBIT M  -   LOCATION OF GENERATOR FARM
     EXHIBIT N  -   LOCATION OF DESIGNATED ROOF AREA
     EXHIBIT O  -   LOCATION OF VERTICAL RISERS TO BE USED BY TENANT
TENANT
     EXHIBIT P  -   DESCRIPTION AND LOCATION OF TENANT SIGNAGE
     EXHIBIT Q  -   LANDLORD'S PENTHOUSE SPACE IMPROVEMENTS
     EXHIBIT R  -   LOCATION, STYLE AND SIZE OF ROOF TOP TERRACE

                          NET LEASE WITH ESCALATIONS

                           REFERENCE/DEFINITION PAGE

PROPERTY:               That real property located in the District of Columbia
                        and more particularly described on Exhibit   attached to
                                                           ----------
                        this Lease, together with all improvements located thereon, known as 1500 Eckington Place, N.E.,
                        Washington, D.C.

BUILDING:               That building containing ________ (__________) rentable
                        square feet located on the Property and comprising a portion of the Property. Landlord hereby represents and warrants to Tenant that the number of rentable square feet contained in the Building as identified above was determined in accordance with BOMA Publications ANSIZ
                        65.1-1989.

LANDLORD:               Consortium One Eckington, L.L.C.

LANDLORD'S ADDRESS:     c/o The Bernstein Companies
                        3299 K Street, N.W.
                        Suite 700
                        Washington, D.C.   20007
                        Attn: Joseph S.  Galli

EFFECTIVE DATE          The date of the last party hereto to execute this Lease.

TENANT; TENANT'S
  ADDRESS: XM Satellite Radio, Inc., a Delaware corporation 1250 23/rd/ Street, N.W.
                        Suite 57
                        Washington, D.C.  20037

                        with a copy to:

                        Rudnick & Wolfe
                        1201 New York Avenue, N.W.
                        Penthouse Level
                        Washington, D.C.  20005
                        Attention: Thomas Galli, Esq.

PREMISES
 IDENTIFICATION:        (i) The second floor of the Building as depicted on
                        Exhibit   attached hereto, (ii) the third floor of the
                        ----------
                        Building as depicted on Exhibit   attached hereto, (iii)
                                                ----------
                        the portion of the lower level of the Building depicted
                        on Exhibit   attached hereto and (iv) the fourth floor
                           ----------
                        penthouse space depicted on Exhibit   attached hereto
                                                    ---------
                        (the "Penthouse Space"). The Penthouse Space shall not be considered when determining the Premises Rentable
                        Area.

PREMISES RENTABLE AREA: Approximately 121,214 square feet to be verified prior to the Commencement Date in accordance with the
                        procedure set forth in Exhibit  . Should the size of the
                                               ---------
                        Premises increase or decrease from the number specified
                        herein, the Premises Rentable Area, the Annual Rent, Tenant's Proportionate Share of Direct Expenses and Taxes and the amount of the Security Deposit shall be adjusted accordingly.

BASE PREMISES
  IMPROVEMENTS:         Those improvements described in Exhibit   attached to
                                                        ---------
                        this Lease and denoted as "Phase I" and "Phase II",
                        which shall be constructed by Landlord, at its sole
                        expense, substantially in accordance with those plans
                        identified as ______________________ prepared by
                        _____________________, dated ________________, complete
                        copies of which Landlord hereby represents and warrants
                        have been delivered by Landlord to Tenant on or before
                        the Effective Date of this Lease. Landlord shall
                        construct the Base Premises Improvements pursuant to the
                        terms of Section 2A of this Lease. Tenant acknowledges
                                 ----------
                        that Landlord makes no representations or warranties as to the accuracy of the measurements or specifications set forth in the above referenced plans, and Tenant acknowledges that it will verify all final measurements, specifications and existing field conditions of the Base
                        Premises Improvements on an on-going basis.

BASE BUILDING
 IMPROVEMENTS:          Those improvements described in Exhibit   attached to
                                                        ---------
                        this Lease, which shall be constructed by Landlord, at
                        its sole expense, substantially in accordance with those
                        plans identified as ______________________ prepared by
                        ___________________, dated _________________, complete
                        copies of which Landlord hereby represents and warrants
                        have been delivered by Landlord to Tenant on or before
                        the Effective Date of this Lease. Landlord shall
                        construct the Base Premises Improvements pursuant to the
                        terms of Section 2A of this Lease. Tenant acknowledges
                                 ----------
                        that Landlord makes no representations or warranties as to the accuracy of the measurements or specifications set forth in the above referenced plans, and Tenant acknowledges that it will verify all final measurements, specifications and existing field conditions of the Base
                        Building Improvements on an on-going basis.

COMMENCEMENT DATE:      The date that Landlord delivers to Tenant Phase I of the
                        Base Premises Improvements Substantially Completed (as
                        defined in Section       of this Lease).
                                   -------- ----

RENT COMMENCEMENT DATE: Nine (9) months following the Commencement Date, subject to extension in accordance with the terms of Article 2
                                                                     ---------
                        of this Lease.

TERMINATION DATE:       The last day of the month in which the tenth (10th)
                        anniversary of the Rent Commencement Date occurs.

TERM OF LEASE:          That period beginning on the Commencement Date and
                        ending on the Termination Date (unless sooner terminated or extended pursuant to the Lease).

RENEWAL OPTIONS
  (Article 2B):         Two (2) options for five (5) years each.

ANNUAL NET RENT
  (Article 3):          Second and Third Floors:


                                 Lease Year            Annual Net Rent
                        -----------------------------  ---------------

                        1 $15.75 per sq. ft. +             $108,000
                        2  16.25 per sq. ft. +              111,240
                        3  16.75 per sq. ft. +              114,577
                        4  17.25 per sq. ft. +              118,015
                        5  17.75 per sq. ft. +              121,555
                        6  19.25 per sq. ft. +              125,202
                        7  19.75 per sq. ft. +              128,958
                        8  20.25 per sq. ft. +              132,826
                        9  20.75 per sq. ft. +              136,811
                        10 21.25 per sq. ft. +              140,915

                        Lower Level:

                        Lease Year    Annual Net Rent Per Sq. Ft.
                        ------------  -----------------------------
                             1                  $14.75
                             2                   15.25
                             3                   15.75
                             4                   16.25
                             5                   16.75
                             6                   18.25
                             7                   18.75
                             8                   19.25
                             9                   19.75
                            10                   20.25

MONTHLY INSTALLMENT OF
  ANNUAL NET RENT
  (Article 3):          One-twelfth of the then-effective Annual Net Rent

TENANT'S PROPORTIONATE
  SHARE: ____________ % , calculated by multiplying the number of rentable square feet in the Premises by 100, and dividing the product by the number of rentable square feet in the Building. In the event the number of rentable square feet in the Premises and/or the Building changes, Tenant's Proportionate

                        Share shall be appropriately adjusted, and, with respect to the Lease Year in which such change occurs, Tenant's Proportionate Share for such Lease Year shall be determined on the basis of the number of days during such Lease Year that each such Tenant's Proportionate Share was in effect.

PARKING: Tenant shall be entitled to use one hundred fifty (150) parking spaces on the parking lot (including those parking spaces occupied by any Special Equipment (as hereafter defined)), appurtenant to the Building, which is located on the Property and depicted on Exhibit
                                                                    -----------
                         attached to this Lease (the "Parking Area"), thirty
                         (30) of which shall be on a reserved basis and one hundred twenty (120) of which shall be on an unreserved basis, at no additional charge to Tenant. Tenant's reserved parking spaces are located as shown on Exhibit
                                                                         -------
                            attached hereto. All parking spaces in the Parking
                         --
                         Area shall be striped and non-tandem, provided, however, that the foregoing shall not preclude "stacking" of vehicles if necessary so long as a parking attendant provides Tenant and its employees and guests with prompt access to their respective vehicles. Landlord shall issue to Tenant parking passes in an amount equal to two times the number of parking spaces which Tenant is entitled to use, provided, however, that in no event shall Tenant be entitled to use more than the number of parking spaces allocated to Tenant hereunder. Landlord shall bear the cost of the first one hundred fifty (150) parking passes and Tenant shall bear the cost of each parking pass in excess thereof. Tenant may purchase parking validations from Landlord at the then-current parking market rate plus applicable tax. Landlord shall maintain, operate, and repair the Parking Area in a first class manner and condition. Landlord reserves the right to contract its obligations as to parking under this Lease, or to sublease the parking lot and operation thereof, to a third party, but shall in any event remain liable for its obligations therefor. Landlord shall be entitled to over-commit parking spaces up to a limit ten percent (10%) of the total parking spaces that may exist from time to time. Landlord reserves the right to reconfigure the Parking Area to the extent required by applicable Laws (as hereinafter defined). Tenant's location of any Special Equipment in any parking spaces shall be subject to Landlord's reasonable approval, not to be unreasonably withheld, conditioned or delayed, and shall otherwise comply with all Laws (as hereafter defined).

     The Reference/Definition Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through _______, all of which are made a part of this Lease.


LANDLORD:                               TENANT:


Consortium One Eckington, L.L.C.        XM Satellite Radio, Inc.


By: Consortium One, L.P., its
     managing member                    By:
                                             ---------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                              --------------------------------
                                        Date:
                                              --------------------------------


By: Millbank Capital Partners,
     L.L.C., General Partner

By: Bernstein Millbank Capital
    Partners, L.L.C., managing
    member                              Witness:
                                                ------------------------------

     By:
            ---------------------------------
     Name:
            ---------------------------------
     Title:
            ---------------------------------
     Date:
            ---------------------------------
     Witness:
            ---------------------------------

                                     LEASE

     By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference/Definition Page. The Reference/Definition Page, including all terms defined and other provisions thereon, is incorporated as part of this Lease.

 1.  USE, RESTRICTIONS ON USE AND COMPLIANCE WITH LAWS.

     1.1 Tenant may use the Premises for general office purposes and for the operation, installation, maintenance, repair and replacement of radio production and broadcasting equipment and related facilities and other uses attendant thereto, subject to the terms of this Lease. Landlord represents and warrants that as of the Reference Date, Tenant's proposed use will not violate current zoning rules, statutes or regulations affecting the Property. Tenant may also use the Premises for any other lawful or legally permitted use, so long as such other use is consistent with the general character of the Building. Tenant shall not allow the Premises to be used for any unlawful purpose in or any manner which will cause a nuisance to other tenants. Tenant shall not do, authorize or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained or the commission of any waste. If Tenant shall do or authorize anything to be done on or about the Premises or the Building or bring or keep anything into the Premises which in any way prevents the procuring at standard rates of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof, Tenant shall, within fifteen (15) days after written request therefor, reimburse Landlord for any such increase or amounts in excess of said standard rates that Landlord incurs. Landlord hereby represents and warrants to Tenant that Tenant's use of the Premises and the Specialty Equipment for general office purposes and for the operation, installation, maintenance, repair and replacement of radio production and broadcasting equipment and related facilities and other uses attended hereto, will not under current underwriting guidelines prevent the procurement at standard rates of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof. Landlord shall not hereafter lease space in the Building to any future tenant whose use of premises therein shall materially and adversely interfere with Tenant's use of the Premises or the Specialty Equipment for general office purposes, or for the operation, installation, maintenance, repair and replacement of radio production and broadcasting equipment and related facilities, and for other uses attendant thereto.

     1.2 Landlord and Tenant shall comply with all Environmental Laws (as hereinafter defined in Section 1.3 hereof) and shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any Environmental Laws (collectively "Hazardous Materials"), except in respect of Hazardous Materials used in connection with Tenant's use of the Premises and (i) which Tenant identifies in writing to Landlord prior to introduction of the same onto the Property and (ii) which are handled, used, stored and disposed of in accordance with applicable Environmental Laws, and with respect to Landlord and Tenant, ordinary office supplies and cleaning supplies in quantities customary for office use, kept and used in accordance with all applicable Environmental Laws. Tenant shall protect, defend, indemnify and hold Landlord and each and all of the Landlord Entities (as defined in Article 29) harmless, and Landlord shall protect, defend,
               ----------
indemnify and hold Tenant and each and all of the Tenant Entities (as defined in

Article 29) harmless, from and against any and all loss, claims, liability or
- ----------
costs (including court costs and reasonable attorney's fees) incurred by reason of any actual or asserted (by a third party) failure of Landlord or Tenant, as the case may be, to fully comply with this Section, all applicable Environmental Laws, or the presence, handling, use, remediation or disposition in or from the Premises or the Property by the indemnifying party of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted (by a third party) failure of Landlord or Tenant, as the case may be, to keep, observe, or perform any provision of this Section 1.2. Tenant's use of batteries,
                              -----------
generators and fuel tanks are acceptable, provided such items comply with all applicable Environmental Laws and provided further Tenant removes all such items on or prior to the termination or expiration of this Lease. Tenant agrees to indemnify Landlord and all Landlord Entities from and against any loss, cost, damage, lawsuit, claim or liability arising from the presence of these items in the Premises or the Building or on the Property, except if resulting from the negligence or willful misconduct of Landlord or other tenants of the Building or any of their respective agents, contractors, employees, licensees or invitees.

     1.3 Tenant shall comply with all applicable Laws (as defined below) with respect to its use and occupancy of the Premises, the business it conducts therein, its construction of any Alterations or improvements thereto or installations therein and its installation and operation of Specialty Equipment, including compliance with ADA with respect to the Premises; provided, however, Tenant shall only be responsible for making improvements to the Premises (capital or otherwise) required by applicable Laws if the necessity arises from Tenant's use of the Premises. Tenant shall have the right to contest, without cost or expense to Landlord, the validity or applicability of any Law of the nature hereinabove referred to. In the event Tenant shall so contest the same, Tenant shall have the right to delay observance thereof and compliance therewith until such contest is finally determined and is no longer subject to appeal, provided that: (a) such non-compliance shall not subject Landlord to criminal prosecution or subject all or any portion of the Land and/or Building to lien, forfeiture or sale; (b) Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility, or other security satisfactory to Landlord, indemnifying and protecting Landlord against any loss, damages, claims or injury by reason of such non-compliance, if Landlord reasonably determines that the same may exceed $200,000; (c) such contest shall be prosecuted diligently and in good faith by appropriate proceedings; and (d) Tenant shall pay promptly any final adverse judgment entered in any such proceeding. Notwithstanding the foregoing, Landlord shall comply with all applicable Laws with respect to the Base Premises Improvements and the Base Building Improvements and, subject to Tenant's obligations set forth at the beginning of this Section, all other portions of the Property. As used herein, "Laws" shall mean all federal, state, county and local governmental laws, statutes, codes, ordinances, rules, regulations, decrees, orders and other such requirements now or hereafter imposed, including but not limited to, the ADA and any and all Environmental Law. As used herein, "ADA" means the Americans With Disabilities Act of 1990 (42 U.S.C. (S)1201 et seq.) and the regulations and
                                             --------
guidelines promulgated or published thereunder, as any of the foregoing may from time to time be amended. As used herein, "Environmental Law" means all legal requirements relating to (a) the protection of the environment, the safety and health of persons (including employees) or the public welfare from actual or potential exposure (or effects of exposure) to any actual or potential release, discharge, disposal or omission (whether past or present) of any Hazardous Materials or (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)9601 et seq., the Solid Waste
                                                --------
Disposal Act, as amended by the Resource Conversation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C.
(S)6901 et seq., the Federal Water Pollution Control Act, as amended by the
        --------
Clean Water Act of 1977, 33 U.S.C.  (S) 1251 et seq., the Toxic Substances
                                             --------
Control Act of 1976, 15 U.S.C.  (S)2601 et seq., the Emergency Planning and
                                        --------
Community Right-to-Know Act of 1986, 42 U.S.C.  (S) 1101 et seq., the Clean Air
                                                         --------
Act of 1966, as amended, 42 U.S.C.  (S)7401 et seq., the National Environmental
                                            --------
Policy Act of 1975, 42 U.S.C. (S)4321, the Rivers and Harbors Act of 1899, 33 U.S.C. (S)401 et seq., the Endangered Species Act of 1973, as amended, 16
               --------
U.S.C.  (S)1531 et seq., the Occupational Safety and Health Act of 1970, as
                --------
amended, 29 U.S.C.  (S)651 et seq., and the Safe Drinking Water Act of 1974, as
                           --------
amended, 42 U.S.C.  (S)300(f) et seq., and all rules, regulations and guidance
                              --------
promulgated or published thereunder, as any of the foregoing may from time to time be amended.

     1.4 Tenant warrants that it will promptly deliver to the Landlord, (i) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant's operations upon the Premises, and (ii) copies of any documents submitted by Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises, including but not limited to copies of permits, licenses, annual filings and registration forms.

     1.5 Landlord represents and warrants to Tenant that to the best of Landlord's actual knowledge, after diligent inquiry, no Hazardous Materials exist on, under or about the Property that would materially adversely affect either Tenant's use and occupancy of the Premises or human health. Landlord agrees to remediate at no cost to Tenant any Hazardous Materials located on, in, under or about the Property to the extent required by Environmental Laws and to reimburse Tenant for any additional costs Tenant may incur in direct connection therewith or as a direct result thereof. Notwithstanding the foregoing, Landlord shall be under no obligation to remediate any Hazardous Materials placed in, on, under or about the Property by Tenant, any of its agents, employees, invitees, contractors or collocators, all of which shall be the sole responsibility of Tenant.

     1.6 Landlord grants to Tenant the non-exclusive right to use common corridors and hallways, stairwells, elevators, and other public or common areas located on the Property. Without limiting the foregoing, Tenant shall have the right to use common stairwells in the Building for internal circulation between floors in the Building in which a portion of the Premises is located.

2.  TERM.

     2.1  The Term of this Lease shall begin on the Commencement Date.

     2.2 Landlord shall permit Tenant to use and occupy the Premises upon the Commencement Date to commence Tenant's Initial Alterations (as defined in

Section 2.8.1 hereof) and for other uses and purposes permitted under this
- -------------
Lease. Such early possession shall be subject to all the provisions of this Lease, except for the payment of rent and other charges, and, provided, however, that Tenant shall pay for its electricity usage in the manner set forth in this Lease commencing on that date that such electrical usage is separately metered, but in no event earlier than the date which is four (4) months following the Commencement Date. Such early possession shall not advance the Rent
Commencement Date or Termination Date.   Tenant hereby agrees to indemnify and
hold Landlord harmless from and against any loss, cost, claim, lawsuit, damage or liability incurred by Landlord as a result of Tenant's or its agents', employees' or contractors' entry onto the Premises.

     2.3 Landlord and Tenant shall execute a memorandum setting forth the actual Commencement Date, Rent Commencement Date and Termination Date promptly after the Rent Commencement Date has been determined.

     2.4 In the event that either Phase I and/or Phase II of the Base Premises Improvements are not Substantially Completed by the scheduled date for Substantial Completion (as hereinafter defined) of the same set forth in Exhibit
                                                                         -------
attached hereto, the Rent Commencement Date shall be extended one (1) day for each day of such delay for the first forty-five (45) days of such delay, and thereafter shall be extended two (2) days for each day of such delay, except that if such delay is attributable to an event of Force Majeure, excluding strike, or lockout, or inability to obtain materials, goods, equipment, services, utilities, labor or any other matter, in each instance resulting from matters pertaining to the use or non-use of union labor or materialmen, the Rent Commencement Date extension shall be limited to one (1) day for each day of such delay regardless of the duration of such delay. In the event that either Phase I and/or Phase II of the Base Premises Improvements are not substantially completed by one hundred eighty (180) days following the scheduled date for
Substantial Completion of the same set forth in Exhibit    , Tenant shall have
                                                -----------
the option, exercisable within thirty (30) days thereafter, to either complete the Base Premises Improvements or to terminate the Lease. If Tenant elects to complete the subject Base Premises Improvements, Tenant's right to terminate the Lease shall extend for an additional sixty (60) days from the date of such election. Notwithstanding anything herein to the contrary, the Rent Commencement Date shall not be extended to the extent that such delay in Substantial Completion is directly caused by or attributable to any act or omission of Tenant or any of its agents, employees, contractors, subcontractors, or licensees.

     2.5 In the event that any portion of the Base Building Improvements are not Substantially Completed by the date for the same set forth in Exhibit
                                                                  -----------
attached hereto, and as a proximate result thereof Tenant experiences a delay in completing the Initial Alterations, the Rent Commencement Date shall be extended, or if the rent has commenced the same shall abate, as the case may be, one (1) day for each day of such delay for the first forty-five (45) days of such delay, and thereafter the Rent Commencement Date shall be extended or the rent abated, as the case may be, two (2) days for each day of such delay, except that if such delay is attributable to an event of Force Majeure, excluding strike, or lockout, or inability to obtain materials, goods, equipment, services, utilities, labor or any other matter, in each instance resulting from matters pertaining to the use or non-use of union labor or materialmen, the Rent Commencement Date extension or the rent abatement, as the case may be, shall be limited to one (1) day for each day of such delay regardless of the duration of such delay. In the event that any portion of the Base Building Improvements are not Substantially Completed by one hundred eighty (180) days following the
scheduled date for Substantial Completion of the same set forth in Exhibit   ,
                                                                   ----------
Tenant shall have the option, exercisable within thirty (30) days thereafter, to either complete the Base Building Improvements or to terminate the Lease. If Tenant elects to complete the Base Building Improvements, Tenant's right to terminate the Lease shall extend for an additional sixty (60) days from the date of such election. In the event Tenant elects to complete all or any portion of the Base Premises Improvements and/or the Base Building Improvements pursuant to

Section 2.4 and/or Section 2.5, Landlord shall reimburse to Tenant upon demand
- -----------        -----------
all actual costs incurred by Tenant in connection with the completion of the subject work, together with interest thereon at the Interest Rate accrued from the date incurred by Tenant until paid by Landlord. Notwithstanding anything herein to the contrary, the Rent Commencement Date shall not be extended to the extent that such delay in Substantial Completion is directly caused by or attributable to any act or omission of Tenant or any of its agents, employees, contractors, subcontractors, or licensees.

     2.6  Reimbursement and Indemnification Obligations.  In the event Tenant
          ---------------------------------------------
terminates the Lease pursuant to this Article, Landlord shall promptly following Landlord's receipt of Tenant's written request reimburse Tenant for all costs and expenses incurred by Tenant in connection with the design, construction and/or installation of the Initial Alterations and all other costs and expenses incurred by Tenant in connection with its negotiation and execution of this Lease and all related documentation. Notwithstanding the preceding sentence, this Section 2.6 shall not apply and Tenant shall not be entitled to any such
     -----------
reimbursement in the event Landlord's inability to complete the Base Premises Improvement or the Base Building Improvements, as the case may be, by the date
scheduled for Substantial Completion of the same in Exhibit     results from an
                                                    -----------
event of Force Majeure, excluding strike, or lockout, or inability to obtain materials, goods, equipment, services, utilities, labor or any other matter, in each instance resulting from matters pertaining to the use or non-use of union labor or materialmen.

     2.7  Delay in Rent Commencement Date.  Landlord shall give Tenant fifteen
          -------------------------------
(15) days' advance written notice of the Commencement Date. In the event of a Landlord Delay (as defined below) or a Union Labor Delay (as defined below), the Rent Commencement Date shall be delayed or, if rent has commenced the rent shall be abated, by one day for each day of such delay for the first forty-five (45) days of such delays and, thereafter, the Rent Commencement Date shall be delayed or the rent abated, however the case may be, by two (2) days for each day of such delay. Except with regard to a Union Labor Delay, there shall be no delay in the Rent Commencement Date or abatement of rent as a result of a Force Majeure event. Landlord hereby agrees to indemnify, protect, defend (with counsel reasonably satisfactory to Tenant) and hold Tenant harmless from and against any and all losses, damages, liabilities, claims, costs and expenses suffered or incurred by Tenant to the extent proximately caused by a Landlord Delay.

     2.8  Defined Terms.
          -------------

          2.8.1 The term "Initial Alterations" as used in this Lease shall mean the Speciality Equipment (as defined in Section 38.1 of this Lease) and
                                              ------------
all other Alterations which Tenant shall desire to make in connection with the commencement of its business operations in the Premises.

          2.8.2     Reserved.

          2.8.3 The term "Landlord Delay" shall mean any delay in the Substantial Completion of the Initial Alterations (as defined in Section 2.8.8
                                                                 -------------
below) which is proximately caused by any act or omission of Landlord, its agents, employees, contractors, subcontractors or licensees. Tenant will deliver notice of such delay promptly following the date Tenant learns of the same. In the event Landlord and Tenant are utilizing the same contractors, subcontractor or licensees, the same shall only be considered to be Landlord's contractors, subcontractors and licensees when performing Base Building Improvements or Base Premises Improvements. The term Landlord Delay shall include, but shall not be limited to, any: (i) delay attributable to the failure or refusal of Landlord or any of its agents, employees, contractors, subcontractors or licensees to permit Tenant, its agents, or employees, contractors, or subcontractors access to and use of the Building or any Building facilities or services, including hoists, elevators, and loading docks, or any other portion of the Property, which access and use are required for the orderly and continuous performance of the work necessary to complete the Initial Alterations or to install Tenant's furniture, fixtures, equipment and personal property; (ii) delay due to Landlord's unreasonable withholding of any consent required hereunder; (iii) delay due to any other default by Landlord in its obligations under this Lease; and (iv) delay due to any amendments or other changes to the plans for the Base Building Improvements and/or the Base Premises Improvements made at Landlord's direction following the delivery of the plans to Tenant. Notwithstanding the foregoing, no Landlord Delay shall be deemed to exist on account of Landlord's failure to timely approve any matter requiring Landlord's approval hereunder with respect to any matter that is deemed approved.

          2.8.4 The term "Union Labor Delay" shall mean any delay in the substantial completion of the Initial Alterations or the Specialty Equipment which results from a strike, or lockout, or inability to obtain services or labor at the Property, in each case resulting from matters pertaining to the use or non-use of union labor.

          2.8.5 For purposes hereof, Phase I of the Base Premises Improvements shall be deemed "Substantially Completed" or to have reached "Substantial Completion" at such time as (a) Landlord completes the work
identified in Exhibit     attached hereto such that (i) Tenant shall be able to
              -----------
commence the Initial Alterations on the second floor of the Building and (ii) the only remaining items of Phase I of the Base Premises Improvements to be completed by Landlord are punch-list items which do not individually or in the aggregate affect Tenant's construction of the Initial Alterations or the installation of the Speciality Equipment on the second floor of the Building, other than in a de minimus manner; (b) Landlord has obtained all permits, certificates and approvals required from governmental authorities with respect to the completion of Phase I of the Base Premises Improvements necessary for Tenant's construction of its Initial Alterations on the second floor of the Building, provided, however, that in the event Landlord is unable to obtain any such permits, certificates or approvals as a proximate result of work being performed by Tenant or Tenant's failure to complete such work, Landlord shall nevertheless be deemed to have satisfied its obligations under this clause (b) with respect to such permits, certificates or approvals; (c) Tenant has been tendered continuous and uninterrupted access to the second floor of the Building except for de minimus interruptions from time to time.

          2.8.6 For purposes hereof, Phase II of the Base Premises Improvements shall be deemed "Substantially Completed" or to have reached "Substantial Completion" at such time as (a) Landlord completes the work
identified in Exhibit     attached hereto such that the only remaining items of
              -----------
Phase II of the Base Premises Improvements to be completed by Landlord are punch-list items which do not individually or in the aggregate affect Tenant's construction of the Initial Alterations or installation of the Speciality Equipment on the third floor of the Building, in the lower level of the Building and on the roof of the Building, other than in a de minimus manner; (b) Landlord has obtained all permits, certificates and approvals required from governmental authorities with respect to the completion and use of the Base Premises Improvements necessary for Tenant's construction of its Initial Alterations therein, provided, however, that in the event Landlord is unable to obtain any such permits, certificates or approvals as a proximate result of work being performed by Tenant or Tenant's failure to complete such work, Landlord shall nevertheless be deemed to have satisfied its obligations under this clause (b) with respect to such permits, certificates or approvals; and (c) Tenant has been tendered continuous and uninterrupted access to the Premises and all other portions of the Building and the Property where Tenant may construct and/or install Initial Alterations and/or the Specialty Equipment, excluding the Penthouse Space, and except for de minimum interruptions from time to time.

          2.8.7 For purposes hereof, the Base Building Improvements shall be deemed "Substantially Completed" or to have reached "Substantial Completion" at
such time as (a) Landlord completes the work identified in Exhibit      attached
                                                           ------------
hereto such that the only remaining items of the Base Building Improvements to be completed by Landlord are punch-list items do not individually or in the aggregate affect Tenant's construction of the Initial Alterations, installation of the Speciality Equipment or the use of the Premises or any other portion of the Building or the Property which Tenant is permitted to use in accordance with this Lease, other than in a de minimus manner; (b) Landlord has obtained all permits, certificates and approvals required from governmental authorities with respect to the completion and use of the Base Building Improvements, provided, however, that in the event Landlord is unable to obtain any such permits, certificates or approvals as a proximate result of work being performed by Tenant or Tenant's failure to complete such work, Landlord shall nevertheless be deemed to have satisfied its obligations under this clause (b) with respect to such permits, certificates or approvals; (c) Tenant has been tendered continuous and uninterrupted access to the Premises and all other portions of the Building and the Property where Tenant may construct or install the Initial Alterations and/or the Speciality Equipment, except for de minimus interruptions from time to time; and (d) all systems comprising a portion of the Base Premises Improvements and/or the Base Building Improvements are fully operational.

     2.8.8  The Initial Alterations shall be deemed substantially complete when:
(i) Tenant has completed all work in connection with the construction of the Initial Alterations, including, the Specialty Equipment, in accordance with Article ___ of this Lease; (ii) all permits, certificates and approvals required from governmental authorities with respect to Tenant's use and occupancy of the Premises as permitted by this Lease have been obtained by Tenant; and (iii) Tenant has installed its furniture, fixtures, telephones, communications systems, free-standing workstations and other equipment Tenant desires in the Premises.

2A. LANDLORD'S BASE PREMISES IMPROVEMENTS AND BASE BUILDING IMPROVEMENTS.

     Landlord shall, at its cost, install, furnish and perform all of the work and materials for completion of the Base Premises Improvements and the Base Building Improvements. Until the Base Premises Improvements and the Base Building Improvements have been Substantially Completed, Landlord shall schedule and conduct bi-weekly meetings among Landlord, Landlord's general contractor, Tenant and Tenant's general contractor to address matters concerning the status of construction and other matters relative to the Base Premises Improvements, the Base Building Improvements and the Initial Alterations. Such meetings shall be held at the Building. The Base Premises Improvements and the Base Building Improvements shall be performed by Landlord substantially in accordance with the plans for the same identified in the Reference/Definition Page at the beginning of this Lease, as such plans may be amended from time to time. In the event any such amendments (i) constitute material changes to the parking lot and/or any common areas; or (ii) constitute a change (other than a de minimus change) to the Base Premises Improvements, any other portion of the Base Building Improvements, or affect the Premises, then Landlord shall obtain Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant's failure to respond to any request for such approval within ten
(10) business days thereof shall be deemed Tenant's approval of such amendments. Landlord shall reimburse to Tenant promptly following demand all actual costs and expenses incurred by Tenant in connection with Tenant's review of changes to such plans for which Tenant's consent is required. Provided that Tenant notifies Landlord in writing at the time Tenant gives its consent to any such amendments for which Tenant's approval is required of any increased costs Tenant will incur in connection with the Initial Alterations as a proximate result of any such amendments, Landlord shall reimburse Tenant for such costs promptly following its receipt of Tenant's written request therefor. The Base Premises Improvements and the Base Building Improvements shall be performed by Landlord in a good and workmanlike manner and in accordance with all applicable Laws. Tenant shall have the right from time-to-time to inspect the Building and the progress of construction of the Base Premises Improvements and the Base Building Improvements. Following Substantial Completion of each of Phase I and Phase II of the Base Premises Improvements, Landlord shall diligently prosecute completion of any punch-list items. Following Substantial Completion of the Base Building Improvements, Landlord shall diligently prosecute completion of any punch-list items.

2B.  RENEWAL OPTION.

     2B.1 Landlord grants Tenant the right and option to extend the Term for the option periods indicated in the Renewal Option Section of the Reference Pages (each a "Renewal Term"). Tenant shall notify Landlord in writing of its election to extend this Lease for each Renewal Term not less than twelve (12) months nor more than eighteen (18) months prior to the then-current expiration date of the Term. Tenant's failure to timely exercise any option hereunder shall cause the automatic extinguishment of such option and later options, time being of the essence. Each Renewal Term shall be upon all of the terms, covenants, and conditions of this Lease except that the Annual Rent payable during the first Renewal Term shall be 95% of the then current Market Rate (as defined below) for the Premises and during the second renewal term shall be 100% of the then current Market Rate for the Premises. Notwithstanding the above, Tenant shall have no right to extend or renew this Lease if at the time of such election there exists a Material Breach (as defined in Article 18 of this Lease)
                                                       ----------
with respect to which Landlord has obtained a judgment against Tenant. In the event Landlord obtains such a judgment, to the extent Tenant has the right to cure such Material Breach in accordance with the terms of this Lease, Tenant's right to extend the Term of this Lease as set forth herein shall be reinstated upon such cure provided that such cure is effected by no later than eleven (11) months prior to the then-current expiration date of the Term.

       2B.2 Within thirty (30) days after Landlord's receipt of Tenant's renewal notice, Landlord shall provide to Tenant its determination of the Market Rate for the Premises ("Landlord's Determination"). Tenant shall have fifteen
(15) days (the "Tenant's Review Period") after receipt of Landlord's Determination within which to accept the same. In the event Tenant fails to accept in writing Landlord's Determination, then such proposal shall be deemed rejected and Landlord and Tenant shall attempt in good-faith to agree upon the Market Rate. If Landlord and Tenant fail to reach agreement by that date which is fifteen (15) days following the end of Tenant's Review Period (the "Outside Agreement Date"), then each party shall place in a separate sealed envelope its final proposal of the Market Rate and such determination shall be submitted to arbitration in accordance with Sections 2B.2.1 through 2B.2.7 below. In the
                               ------------------------------
event Landlord fails to timely generate the initial written notice of Landlord's opinion of the Market Rate which triggers the negotiation period of this Section, then Tenant may commence such negotiations by providing the initial notice, in which event Landlord shall have fifteen (15) days ("Landlord's Review Period") after receipt of Tenant's notice of the new rental within which to accept such rental. In the event Landlord fails to accept in writing such rental proposed by Tenant, then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt in good faith to agree upon such Market Rate. If Landlord and Tenant fail to reach agreement by that date which is fifteen
(15) days following the end of Landlord's Review Period (which date shall be, in such event the "Outside Agreement Date" in lieu of the above definition of such date), then each party shall place in a separate sealed envelope its final proposal of the Market Rate and such determination shall be submitted to arbitration in accordance with Sections 2B.2.1 through 2B.2.7 below.
                               ------------------------------

          2B.2.1    Landlord and Tenant shall meet with each other within five
(5) business days of the Outside Agreement Date and exchange the sealed envelopes and open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the Market Rate within three (3) business days of the exchange and opening of envelopes, then, within ten (10) business days of the exchange and opening of envelopes, Landlord and Tenant shall each appoint one independent arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the ten (10) year period ending on the date of such appointment in the leasing or appraisal of buildings comparable to the Building. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rate is the closest to the actual Market Rate as determined by the arbitrators, taking into account the requirements for determining Market Rate set forth in Section 2B of this
                                                          ----------
Lease with respect to an option to extend the Term, and the requirements of
Article 43 of this Lease with respect to space leased pursuant to Tenant's right
- ----------
of first offer.

          2B.2.2    The two arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

          2B.2.3    The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether Landlord's or Tenant's submitted Market Rate is closer to the Market Rate as determined by such arbitrators and shall notify Landlord and Tenant thereof.

          2B.2.4    The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

          2B.2.5    If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

          2B.2.6    If the two arbitrators fail to agree upon and appoint a
third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator, or any arbitrator, shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2B.2.6.
                              ---------------

          2B.2.7    Landlord and Tenant shall each bear the fees, costs, and
expenses incurred by the arbitrator appointed by them respectively, and shall share equally the fees, costs and expenses of the third arbitrator and all other costs of arbitration.

     2B.3 The term "Market Rate" for purposes of this Lease shall mean what a willing, comparable, new, non-expansion, non-renewal, non-equity tenant would pay, and a willing landlord of a comparable building in the Washington, D.C. area would accept, at arm's length, for a comparable amount of space for a comparable period of time, in each case giving appropriate consideration to:
(a) the age, condition, location and unique physical and technical nature of the existing features of the Building, excluding the Premises; (b) the annual rental rates per rentable square foot excluding the Penthouse Space (defined in
Section     hereof) and excluding the Rooftop Space (defined in Section
- -----------                                                     -----------
hereof); (c) the standard of measurement by which the rentable square footage is measured; (d) the ratio of rentable square feet to usable square feet; (e) the type of escalation clauses (including, without limitation, type, base year and stop); (f) the extent of building services; (g) abatement provisions reflecting free rent during the lease term; (h) brokerage commissions, if any, which would be payable by Landlord in a comparable transaction; (i) length of the lease term; (j) size and location of premises being leased; (k) building standard work and/or tenant improvement allowances, if any; (l) other economic concessions, if any; and (m) other general applicable conditions of tenancy for a comparable new transaction, so that Tenant will obtain the same rent and other economic benefits that Landlord would otherwise give to any comparable prospective tenant and so that Landlord will make the same economic payments and concessions that Landlord would otherwise make in a comparable new transaction.

3.  RENT.

    3.1 Commencing on the Rent Commencement Date, Tenant agrees to pay to Landlord the Annual Net Rent in effect from time to time by paying the Monthly Installment of Annual Net Rent then in effect on or before the first day of each full calendar month during the Term. The Monthly Installment of Annual Net Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Annual Net Rent based upon the number of days in the subject month. Said rent shall be paid to Landlord without notice or demand, and without deduction or offset except as specifically provided in
Section     of this Lease, at the Landlord's address, as set forth on the
- -----------
Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

    3.2 In the event that Tenant shall fail to timely pay any Monthly Installment of Annual Net Rent or any other amounts when due under the Lease, or in the event Landlord shall fail to timely pay any amount due Tenant under this Lease, such payments shall accrue interest at the "Interest Rate" (as defined in

Section 49.5 of this Lease) from the date such payment was due until the date
- ------------
paid, which interest charges shall be due and payable in full in connection with such late payment. In addition, Landlord shall also be entitled to assess against Tenant any penalty or late charge imposed upon Landlord by its mortgagees, which penalties or late charges result from Tenant's failure to pay any amount of any Monthly Installment of Annual Net Rent.

The provisions of this Section 3.2 in no way relieve Tenant of the obligation to
                       -----------
pay Annual Net Rent or any other amounts or relieve Landlord of the obligation to pay any amount due Tenant under this Lease on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect either
                                       -----------
party's remedies pursuant to Article 19 of this Lease in the event any such
                             ----------
amounts remain unpaid after the date due.

    3.3 Until such time as a subway station located near the intersection of New York and Florida Avenues is operational, Tenant shall be entitled to a rent credit, in the amount of $5,416.67 per month, for reimbursement of Tenant's expenses incurred in operating a shuttle service or providing other transportation expenses incurred for its employees.

4.  RENT ADJUSTMENTS.

    4.1 For the purpose of this Article 4, the following terms are defined as follows:

          4.1.1 Lease Year: Each calendar year falling partly or wholly within the Term.

          4.1.2 Direct Expenses: All direct costs of operation, maintenance, repair and management of the Building and any parking areas including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs for the common areas including, but not limited to, the cost of heat, light, electricity, power, steam, gas, and waste disposal; the cost of janitorial services for the common areas; the cost of capital improvements to the extent either required by applicable laws enacted after the Rent Commencement Date or changes enacted after the Rent Commencement Date in laws in existence on the Rent Commencement Date, or which are reasonably anticipated to reduce Direct Expenses to the extent of savings reasonably anticipated; the cost of security and alarm services; window cleaning costs; labor costs; costs and expenses of managing the Building including management fees; air conditioning and electrical system maintenance costs; elevator maintenance fees and supplies; material costs; the cost of maintenance, repair and service agreements; purchase costs of equipment other than capital items; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees (except legal fees in connection with specific tenant leases); any sales, use or service taxes incurred in connection therewith; and vault charges. Direct Expenses for each Lease Year shall be grossed up as if the Building were 95% leased and occupied. Notwithstanding anything to the contrary set forth in this Lease, Direct Expenses shall not include the following:

          (1) Ground or underlying lease rental;

          (2) Amounts incurred in connection with selling, syndicating, financing, mortgaging or hypothecating any interest in the Building, the Property or any improvements or equipment therein, including, but not limited to, closing costs, title insurance premiums, transfer taxes, recordation taxes, brokers' commissions and advertising expenses;

          (3) Amounts incurred in connection with the defense of Landlord's title to or interest in the Building, the Property or any portion thereof;

          (4) Bad debt expenses and interest, principal, points and fees on debts or amortization on any financing;

          (5) Amounts payable pursuant to leases and/or other documents recorded against all or any portion of the Building or the Property;

          (6) Capital expenditures, including, without limitation, capital repairs, capital improvement and capital equipment; except for those (A) acquired to reduce Direct Expenses (amortized at an annual rate reasonably calculated to equal the amount of Direct Expenses to be saved in each calendar year throughout the term of this Lease, as determined at the time Landlord elected to proceed with the capital improvement or acquired the capital equipment to reduce Direct Expenses), together with interest at the actual but reasonable interest rate incurred by Landlord, to the extent of the savings reasonably anticipated, or (B) incurred after the Rent Commencement Date in order to comply with any Law that was not enacted prior to the Rent Commencement Date or changes enacted after the Rent Commencement Date in Laws in existence on the Rent Commencement Date, provided that such capital costs shall be amortized over their useful life as reasonably determined, together with interest at the actual but reasonable interest rate incurred by Landlord. All other capital expenditures and improvements shall be excluded from Direct Expenses;

          (7) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in Subsection (6) above;
                 --------------

          (8) Depreciation, amortization and interest payments, except as permitted herein or except on equipment, materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (9) Tap fees and one-time lump sum sewer or water connection fees for the Building or the Property payable in connection with the initial construction or redevelopment of the Building or any other portion of the Property;

          (10) Amounts incurred in order to satisfy the requirements for the procurement of a certificate of occupancy for the Building or any portion of the Property;

          (11) Amounts incurred in connection with the initial construction or redevelopment and fit-up of the Building and other improvements on the Property;

          (12) Amounts incurred in connection with repairs or replacements to the Building or any other improvements located on the Property, to the extent such amounts are either (a) reimbursable to Landlord by virtue of warranties, service contracts or other agreements, or (b) result from deficiency in design, construction, workmanship or materials;

          (13)  Reserves;

          (14) Costs of signs in or on the Building or the Property identifying the owner of the Building or the Property or other tenants' signs;

          (15) Marketing costs, including leasing commissions, attorneys' fees (in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments), space planning costs, and other amounts incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building or the Property;

          (16) Amounts incurred in connection with promotions, kiosks, displays, filming, photography, private events or ceremonies at the Property;

          (17) Amounts, including permit, license and inspection costs, incurred with respect to the installation of improvements made for tenants or other occupants in the Building or the Property or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building or the Property;

          (18) Amounts incurred to the extent reimbursable by insurance policies carried or required to be carried by Landlord under this Lease;

          (19) Premiums for insurance carried by Landlord to the extent such insurance coverage exceeds that carried by landlords of buildings comparable to the Building unless required by Landlord's mortgagee;

          (20) Amounts incurred in connection with a casualty or the exercise by governmental authorities of the right of eminent domain;

          (21) Increases in insurance premiums resulting from any act or omission of Landlord or any other tenant or occupant of the Building or the Property;
          (22) Amounts incurred in connection with services or other benefits which are not offered to Tenant or which Tenant is charged directly but which are provided to another tenant or occupant of the Building or the Property without charge;

          (23) Amounts incurred due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building or the Property;

          (24) Such portion of the management fee paid or charged by Landlord in connection with the management of the Building or the Property which is in excess of management fees customarily paid to owners or their affiliates for management services rendered in connection with buildings comparable to the Building;

          (25) Salaries, wages, fees, benefits and other compensation paid to employees of Landlord or the manager for the Building to the extent customarily included in or covered by a management fee paid or charged by landlords of comparable buildings in connection with the management of such properties, provided that in no event shall Direct Expenses include salaries and/or benefits attributable to personnel above the level of Building manager, and in the event any employee of the Building or the Property also provides labor or services with respect to other buildings, the salary and other benefits of such employee shall be equitably allocated among the buildings for which such employee provides labor or services;

          (26) Rent and other amounts paid for any space occupied by Building management or leasing personnel, or any other office space occupied by Landlord or any affiliate of Landlord;

          (27) Except for management fees otherwise properly chargeable as Direct Expenses, amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building or the Property to the extent the same exceed the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

          (28) Landlord's general corporate overhead and general and administrative expenses;

          (29) Compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord other than one (1) attendant in the Parking Area;

          (30) Services provided to, taxes attributable to, and amounts incurred in connection with the operation of retail and restaurant operations in the Building or the Property;

          (31) Amounts incurred in connection with a violation of any agreement to which Landlord is a party or in connection with any violation of applicable Laws;

          (32) Amounts incurred in connection with upgrading the Building or the Property to comply with Laws in effect prior to the Rent Commencement Date;

          (33) Interest, penalties, fees, fines or any other amounts incurred by reason of Landlord's failure to timely pay any Direct Expenses;

          (34) All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by Law and not included as Direct Expenses except in the year in which the assessment or premium installment is actually paid, unless Landlord can obtain a discount by paying such assessments and premiums earlier than as installments of the same are required by Law, in which event Tenant shall not pay as Direct Expenses any portion of the same attributable to periods beyond the Term of this Lease;

          (35) Amounts arising from the negligence or willful misconduct of Landlord or other tenants or occupants of the Building or the Property or their respective agents, employees, licensees, vendors or contractors;

          (36) Amounts arising from charitable or political contributions exceeding $5,000 per year;

          (37) Premiums paid for earthquake insurance, unless required by Landlord's mortgagee and generally required by lenders within the same geographical area of the Property;

          (38) Amounts paid for sculpture, paintings or other objects of art;

          (39) Amounts (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) incurred in connection with negotiations, claims, potential claims, disputes, potential disputes, litigation or arbitrations pertaining to Landlord and/or the Building and/or the Property;

          (40) Amounts payable by Landlord to any Mortgagee, tenant of the Property or other person or entity in connection with any indemnity obligation or for damages;

          (41) Amounts incurred in connection with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building or the Property, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue);

          (42) Legal fees except as otherwise expressly permitted hereunder;

          (43) Amounts incurred by Landlord in connection with any audits performed for a particular tenant;

          (44) Amounts expressly excluded from Direct Expenses elsewhere in this Lease;

          (45)  Taxes;

          (46) Amounts or taxes expressly excluded from "Taxes" in this Lease;

          (47) Amounts incurred in connection with modifications or upgrades to computer hardware or software or other systems used in connection with the operation of the Building or the Property required for the proper functioning of such computer hardware or software or other systems through the calendar year 2000 and thereafter, and amounts incurred in connection with the failure of such computer hardware or software or other systems to be "Year 2000 compliant"; and

          (49) Other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as Direct Expenses by landlords of comparable buildings in the vicinity of the Building.

              4.1.3 Taxes: Real estate taxes, vault taxes and any other taxes, charges and assessments which are levied with respect to the Property, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located at the Property and used in connection with the operation of the Property or the Building; any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all reasonable fees, expenses and costs, including reasonable legal fees, incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Notwithstanding anything to the contrary set forth in this Lease, Taxes shall not include: (i) any profits or excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, transfer taxes, recordation taxes, federal, state or local income taxes, gross receipts taxes, capital gains taxes, franchise taxes, corporate or unincorporated business taxes, or other taxes to the extent applicable to Landlord's general or net income (as opposed to rents or receipts), (ii) business entity fees; (iii) any items included in Direct Expenses; (iv) any item, other than Taxes, expressly excluded from Direct Expenses pursuant to this Lease; (v) any taxes imposed in connection with personal property owned, leased or used by any other tenant or other occupant in the Building or the Property; (vi) penalties incurred as a result of Landlord's negligence, inability (unless proximately caused by Tenant's failure to make any payment of Tenant's Proportionate Share of Taxes as and when due hereunder) or unwillingness to make payments of, and/or to file any tax or informational returns with respect to, any Taxes, when due; (vii) taxes, assessments or charges imposed or levied to the extent allocable to development or renovation of or damage to the Building or the Property or any new construction; or (viii) any other taxes or assessments charged or levied against Landlord which are not directly incurred as a result of the operation of the Building or the Property. Landlord shall use reasonable efforts to contest and diligently pursue a reduction and/or elimination of any such taxes if Landlord reasonably determines to initiate efforts to obtain any such reduction or elimination. If at any time during the Term of this Lease the present system of ad valorem taxation of real property shall be changed or supplemented so that in lieu of or in addition to the ad valorem tax on real property there shall be assessed on Landlord or in respect of the Building any tax of any nature which is imposed in whole or in part, in substitution for, addition to, or in lieu of any tax which would otherwise constitute a real estate tax, such tax shall be included as taxes payable by Tenant under this Section 4.1.3, but only to the extent that the same would be payable if the Building were the only property of Landlord. Such tax may include, but shall not be limited to, a capital levy or other tax on the gross rents or gross receipts with respect to the Building, or a federal, state, county, municipal or other local income, franchise, profit, excise or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon any such gross rents or gross receipts.

          4.1.4  Calculation Requirements.  Direct Expenses and Taxes shall be
                 ------------------------
calculated based on an accrual method of accounting. When depreciation or amortization is permitted to be included in Direct Expenses, the subject item shall be amortized on a straight line basis over its reasonably anticipated useful life in accordance with generally accepted accounting principles. Landlord agrees that: (i) Landlord will not collect or be entitled to collect from Tenant with respect to increases in Direct Expenses or Taxes for any Lease Year, an amount greater than Tenant's Proportionate Share of Direct Expenses or Taxes, respectively, actually paid by Landlord for the subject Lease Year;
(ii) Landlord shall make no profit from Landlord's collections of Direct Expenses or Taxes; and (iii) Landlord shall promptly pay to Tenant Tenant's Proportionate Share of any refund Landlord receives, net of Landlord's costs of collection of the same, in connection with any amounts previously included in Direct Expenses;

and (iv) Landlord shall promptly pay to Tenant, net of Landlord's costs of collection of the same, Tenant's Proportionate Share of any refund Landlord receives of any amounts previously included in Taxes. To the extent that an expense or other amount is not specifically included or excluded as a component of Direct Expenses or Taxes in the definition of Direct Expenses or Taxes, whether such expense or other amount shall be treated as a Direct Expense or component of Taxes shall be determined in accordance with generally accepted accounting principles, consistently applied. To the extent an expense or other amount is included in the definition of Direct Expenses or Taxes, but the method for the treatment or calculation of such expense or other amount is not specifically set forth herein, then the treatment and calculation of such expense or other amount shall be done in accordance with generally accepted accounting principles, consistently applied.

     4.2 Tenant shall pay as additional rent for each Lease Year Tenant's Proportionate Share of all Direct Expenses and Taxes incurred for such Lease Year, as hereinafter set forth.

     4.3 The annual determination of Direct Expenses and Taxes for each Lease Year shall be made and certified by Landlord. Tenant shall have the right, to inspect, photocopy and audit Landlord's accounting records at Landlord's office at Tenant's sole cost and expense. If an inspection or audit reveals that there was an overpayment by Tenant, Landlord shall credit such overpayment to the next monthly rent due or refund the same within thirty (30) days after Landlord's receipt of Tenant's request if the Term has expired or this Lease is earlier terminated, together with interest at the Interest Rate accruing for a period in length equal to six months plus the period beginning on January 1 following the subject Lease Year and ending on the date fully credited against amounts payable by Tenant under this Lease or otherwise paid by Landlord to Tenant. If an audit shows that there was an error in favor of Landlord which exceeds Tenant's cost of the audit, Landlord shall reimburse to Tenant both the costs of the audit and the amount of any such error, together with interest at the Interest Rate on both, with interest to accrue on the cost of the audit from the date incurred until credited or reimbursed by Landlord, and with interest to accrue on the overpayment by Tenant at the Interest Rate from July 1 of the Lease Year for which Tenant was overcharged through the date credited or reimbursed by Landlord. For purposes hereof, the "cost of the audit" shall be computed as the standard hourly rate for such an audit in the Washington D.C. area regardless of how the audit fee is actually calculated. Any audit to be performed must be performed by accountants reasonably acceptable to both Landlord and Tenant, which may include any accountants whose fee may be contingent upon the amount of any discrepancy shown by any such audit. The payment by Tenant of any amounts with respect to Tenant's Proportionate Share of Direct Expenses or Taxes shall not preclude Tenant from questioning the correctness of any statement for the same provided by Landlord.

     4.4 Prior to the actual determination thereof for a Lease Year, Landlord shall estimate Tenant's Proportionate Share of Direct Expenses and Taxes under
Section 4.2 for the Lease Year or portion thereof.  Landlord will give Tenant
- -----------
written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of one-twelfth (1/12) of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4
                                                                     -----------
shall remain in effect until further written notification to Tenant pursuant hereto. Landlord may not send more than one such notice to Tenant during any Lease Year. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord's estimate of the Direct Expenses for any Lease Year be more than one hundred three percent (103%) of the Direct Expenses actually incurred by Landlord for the immediately preceding Lease Year (the "Operating Expense Estimate Cap"), unless Landlord can reasonably demonstrate that the Direct Expenses for the subject Lease Year are expected to exceed the Operating Expense Estimate Cap for the subject Lease Year, in which case Landlord shall have the right to increase the estimate for the Direct Expenses for the subject Lease Year above the Operating Expense Estimate Cap for the subject Lease Year to reflect such anticipated increased expenses. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord's estimate of the Taxes for any Lease Year be more than one hundred three percent (103%) of the Taxes actually incurred by Landlord and allocable to the immediately preceding Lease Year (the "Tax Estimate Cap"), unless Landlord can reasonably demonstrate that the Taxes for the subject Lease Year are expected to exceed the Tax Estimate Cap for the subject Lease Year, in which case Landlord shall have the right to increase the estimate for the Taxes for the subject Lease Year above the Tax Estimate Cap for the subject Lease Year to reflect such anticipated increased amount.

     4.5 When the above mentioned actual determination of Tenant's liability for Direct Expenses and Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

          4.5.1  If the total additional rent Tenant actually paid pursuant to

Section 4.4 on account of Direct Expenses and Taxes for the Lease Year is less
- -----------
than Tenant's liability for Direct Expenses and Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty
(30) days of receipt of Landlord's bill therefor together with interest on such deficiency at the Interest Rate accruing for a period in length equal to six months plus the period beginning on January 1 following the subject Lease Year and ending on the date fully paid to Landlord; and

          4.5.2  If the total additional rent Tenant actually paid pursuant to

Section 4.4 on account of Direct Expenses and Taxes for the Lease Year is more
- -----------
than Tenant's liability for Direct Expenses and Taxes, then Landlord shall credit the difference against the then next due payments of rent, or, if the Term has ended, shall be paid to Tenant within thirty (30) days after the date Landlord makes any such determination, in either case together with interest on the subject overpayment at the Interest Rate accruing for a period in length equal to six months plus the period beginning on January 1 following the subject Lease Year and ending on the date fully credited against amounts payable by Tenant under this Lease or otherwise paid by Landlord to Tenant.

     4.6 If the Rent Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Direct Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

     4.7 Each time Landlord provides Tenant with an actual and/or estimated statement of Direct Expenses or Taxes for a Lease Year, such statement shall be itemized on a line item by line item basis, showing the applicable expense or tax for the subject Lease Year and the year prior to the subject Lease Year.

5.  SECURITY DEPOSIT.  Upon the execution hereof, Tenant shall at its sole cost and expense cause a financial institution acceptable to Landlord in its sole but reasonable discretion, but in any event a money center financial institution located in the District of Columbia area with a rating of at least _________, to issue to Landlord an irrevocable stand-by letter of credit in the
form attached hereto as Exhibit     or otherwise in a form acceptable to
                        -----------
Landlord in its reasonable discretion (the "Letter of Credit"), in an amount equal to the product of (i) $28.00 multiplied by (ii) the Premises Rentable Area, as the same may be increased or decreased from time to time. In the event said financial institution's rating is downgraded below the minimum rating set forth above, or in the event Landlord's lender so requests, Tenant shall cause to be issued to Landlord within fifteen (15) days following written notice thereof, a replacement Letter of Credit which complies with all of the terms of this Section 5. At the end of the second year following the Rent Commencement
     ---------
Date, provided that there exists no Event of Default or Material Breach by Tenant, the Letter of Credit shall be reduced by fifty percent (50%) of the then required amount thereof. At such time, if any, as Tenant provides Landlord with financial statements audited, prepared and certified by an independent certified public accountant indicating that Tenant's EBITDA, determined in accordance with generally accepted accounting principles (excluding extraordinary items) less any cash expense for interest, has been positive for at least one (1) year, but in no event prior to the end of the second year following the Rent Commencement Date and provided that there exists no Event of Default or Material Breach by Tenant, the Letter of Credit shall be terminated and returned by Landlord to Tenant. Said Letter of Credit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may draw upon the Letter of Credit in amounts sufficient for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within ten (10) days after written demand therefor, cause the financial institution issuing the Letter of Credit to increase the amount thereof to its then required amount and Tenant's failure to do so shall be a Material Breach. In the event Landlord wrongfully draws upon the Letter of Credit in violation of the terms and conditions set forth in this Section 5 Landlord shall be liable for all
                                 ---------
actual costs and expenses incurred or suffered by Tenant as a result thereof. In addition to the foregoing, if at such time or times Tenant is entitled to a reduction in the amount of the Letter of Credit pursuant to this

Section 5, Landlord fails to timely present to the issuer of the Letter
- ----------
of Credit the certification required to effectuate such reduction (the "Reduction Certification"), then Landlord shall be liable to Tenant for the amount of any Letter of Credit fees incurred by Tenant which would not otherwise have been incurred by Tenant but for Landlord's failure to timely present the Reduction Certificate. In the event Tenant is entitled to a reduction in the amount of or the return of the Letter of Credit pursuant to the terms of this Lease but for the existence of an uncured Event of Default or Material Breach by Tenant then existing, and as a result of the existence of such uncured Event of Default or Material Breach by Tenant Landlord refuses to reduce the amount of or return the Letter of Credit, as the case may be, Tenant shall be entitled to the subject reduction in the amount of the Letter of Credit or the return of the Letter of Credit, as the case may be, upon the date the subject Event of Default or Material Breach by Tenant has been fully cured.

6.   ALTERATIONS.

     6.1 Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises, the Building or any part thereof ("Alterations"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Within ten (10) business days after Landlord's receipt of Tenant's request for Landlord's consent to any proposed Alterations, Landlord shall deliver notice of its approval or disapproval of the same to Tenant. In the event Landlord disapproves of any Alterations proposed by Tenant and Tenant revises its plans for the same and resubmits them to Landlord for approval, Landlord shall deliver to Tenant notice of Landlord's approval or disapproval of the same within five
(5) business days after its receipt of such revised plans. This process shall continue until Landlord approves of the subject Alterations. Any notice of disapproval delivered by Landlord shall set forth with reasonable particularity the reason for disapproval and all modifications requested by Landlord to the plans for the subject Alterations. Landlord's failure to reply to Tenant's request for Landlord's approval of Alterations within the above-referenced ten
(10) business day period or five (5) business day period, as the case may be, shall be deemed Landlord's approval thereof. Except as specified in any notice of disapproval timely and properly delivered by Landlord in accordance with the foregoing, all matters set forth in plans for Alterations delivered by Tenant to Landlord shall be deemed approved by Landlord. Tenant shall not be required to provide Landlord with any completion or performance bond in connection with any proposed Alterations. Notwithstanding anything to the contrary set forth in this Lease, Landlord's consent shall not be required with respect to any Alterations that will (i) not have an effect on any structural aspect of the Building, (ii) not affect the exterior appearance of the Building, and (iii) not have an effect on any roofing, plumbing, air conditioning, heating, ventilation or electrical or other system installed by Landlord in the Building. Landlord shall reasonably cooperate with Tenant with respect to the preparation of all plans and specifications for Alterations or other work and the procurement of all permits, approvals and certificates required in connection therewith, and Tenant shall reimburse Landlord for Landlord's third-party out-of-pocket expenses incurred in connection therewith, provided that Tenant shall have no obligation to reimburse Landlord for such third party out-of-pocket expenses to the extent the same exceed Ten Thousand Dollars ($10,000) with respect to the Initial Alterations. Tenant shall not be required to provide Landlord with any completion or performance bond in connection with the Alterations or any other work performed by, or at the direction of, Tenant. Landlord shall receive no fee for supervision, profit, overhead or general conditions in connection with Alterations or other work performed by, or at the direction of, Tenant. When applying for consent, Tenant shall furnish complete plans and specifications for such Alterations.

     6.2 In the event Landlord consents to the making of any such Alterations by Tenant, the same shall be made at Tenant's sole cost and expense and otherwise in accordance with the UNION labor requirements set forth in Section
                                                                       -------
38.8 hereof.
- ----

     6.3 All Alterations proposed by Tenant shall be constructed in a good and workmanlike manner and in accordance with the approved plans and specifications and all Laws, shall not impair the structural soundness of the Premises or the Building, and Tenant shall, prior to construction, provide to Landlord copies of all required permits, licenses and approvals, all of which shall be obtained by Tenant at Tenant's sole cost and expense, any additional insurance required under Article 11 in such case.
      ----------

     6.4 All Alterations, Specialty Equipment, other equipment, signs and other work made or installed by Tenant in the Premises or the Property, shall be and remain the property of Tenant during the Term. All HVAC, electrical distribution, plumbing, sprinkler and conduits related to the foregoing, and all Alterations consistent with the improvement of the Premises for general office use shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title thereto shall pass to Landlord under this Lease by a bill of sale. As a condition of Landlord's approval of Tenant's plans for the making of any Alterations or installation of any fixtures, equipment, signs and other work which is not consistent with the improvement of the Premises for use for general office purposes, Landlord may require Tenant to remove any of the same that Tenant is not otherwise required to leave at the Premises or in the Building pursuant to this Section 6.4, at the expiration or sooner termination of the
                 -----------
Lease, at Tenant's sole cost and expense. Notwithstanding the foregoing, Tenant may remove from the Premises and the Property prior to the expiration or within sixty (60) days after the earlier termination of the Term, at its cost and expense, (i) all Specialty Equipment Alterations, fixtures, equipment, signs and other work made or installed by Tenant, in each instance to the extent that Tenant is not required to leave the same at the Premises or in the Building pursuant to the operation of this Section 6.4, which in either case if not
                                  -----------
removed shall be deemed abandoned. Upon Tenant's removal of any items from the Premises or the Building, Tenant shall, at Tenant's sole cost and expense, repair any damage to the Building or Premises shell resulting from such removal. If Tenant shall fail to remove any of its personal property from the Premises or the Building upon the expiration or within sixty (60) days following the sooner termination of the Term, Landlord may, at its option, at any time after ten (10) business days written notice to Tenant of its intention to remove such property, remove and store the same, without liability to Tenant for any loss thereof, and Tenant shall pay Landlord upon demand all costs incurred in such removal, including storage costs, if any, incurred during any length of time that same shall be in Landlord's possession.

7.   REPAIR.

     7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or the Building, except as otherwise provided in this Lease, and except that Landlord shall repair and maintain the structural portions of the Building, including the roof and the basic plumbing, air conditioning, heating, ventilating, electrical and other systems installed or furnished by Landlord, all common areas of the Building, and (subject to Tenant's and other tenants' obligations with respect to their respective premises, the Building and the Property) all other portions of the Property. Landlord shall keep the Building and all systems therein not otherwise required to be maintained by Tenant in compliance with all Laws. Subject to Tenant's obligations under this Lease and the obligations of other tenants under their respective leases with respect to their respective premises, Landlord shall cause the Building and the Property to comply with all applicable Laws during the Term of this Lease. Landlord shall maintain and operate the Building and the Property in good condition and repair and shall operate, and provide services and security to, the Building and the Property in a first-class manner comparable to comparable buildings.

     7.2  Subject to the terms of Articles 22 and 23 below and Landlord's
                                  -----------     --
obligations under this Lease, Tenant shall at its own cost and expense keep and maintain all parts of the Premises and improvements therein as well as all Specialty Equipment (as hereinafter defined) in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary. Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Upon the termination or sooner expiration of this Lease, Tenant will deliver the Premises to Landlord in good condition and repair, loss by fire or other casualty and ordinary wear and tear excepted. Tenant shall, at its sole cost and expense, maintain Tenant's equipment located in the Premises and elsewhere in the Building in good and working order, condition and repair. Except as otherwise provided in Section 38.8 of this Lease, Tenant shall use
                                ------------
UNION labor for all Alterations. Tenant, at its own cost and expense, following any damage to the Premises, shall repair and restore the Premises to a condition that complies with all Laws, and shall remedy or abate any conditions in the Premises that pose a risk or hazard to human health or safety, the Property or the Building, or which otherwise constitute a nuisance to other tenants of the Building.

     7.3 In the event all or any portion of the Premises is rendered untenantable for its then-current use for two (2) consecutive days after Tenant's delivery of notice thereof to Landlord or four (4) days in any twelve
(12) month period after Tenant's delivery of notice thereof to Landlord (the "Eligibility Period") as a proximate result of an act or omission of Landlord or any of its employees, agents, contractors, licensees or invitees, then Tenant's rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for the period of such untenantability in the proportion that the rentable area of the untenantable portion of the Premises bears to the total rentable area of the Premises. However, in the event that any portion of the Premises is rendered untenantable for its then-current use as a result of an act or omission of Landlord or any of its employees, agents, contractors, licensees or invitees, for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Tenant is able to reoccupy and conduct its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations
commence.   Notwithstanding the foregoing, but subject to the terms of Article
                                                                       -------
12 (Waiver of Subrogation) of this Lease, the Eligibility Period shall not be
- --
applicable to the extent that the abatement of Tenant's rent during the Eligibility Period is covered by insurance obtained by Tenant, or by Landlord and chargeable to Tenant as part of Direct Expenses. If Tenant's right to abatement occurs during a free rent period which arises after the Commencement Date, Tenant's free rent period shall be extended for the number of days that the abatement period overlapped the free rent period. Upon the occurrence of any such act or omission of Landlord, and as a precondition to the commencement of the Eligibility Period or any period of rent abatement, Tenant shall provide Landlord with same-day verbal notice of such act or omission, followed by written notice by the end of the next day of such act or omission, including a description of such act or omission and the extent of such untenantability.

     7.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor selected by Tenant and reasonably approved by Landlord, or shall provide the services of such maintenance/service contract by its own qualified employees, for servicing all heating, air conditioning, sprinkler and electrical systems and equipment serving the Premises (and in the instance of a service contract, a copy thereof shall be furnished to Landlord). The services to be performed shall at a minimum constitute all services suggested by the equipment manufacturers in the various operation/maintenance manuals.

8.     LIENS.   Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished or contracted for by or on behalf of Tenant, or obligations incurred by or on behalf of Tenant. Notice is hereby given that Landlord shall not be liable for any work performed or to be performed on the Premises, or for any materials furnished or to be furnished at or to the Premises, or any building or improvements thereon, contracted for by or on behalf of Tenant or any subtenant of Tenant, and that no mechanic's or other lien for such work or materials shall attach to the interest of Landlord. The foregoing two sentences shall not apply to services, work or materials performed, furnished or contracted for by or on behalf of Landlord.

This Lease specifically prohibits the subjecting of the Premises, or any part of it, to any liens for improvements Tenant makes or causes to be made or for which Tenant is directly or indirectly responsible for payment. Tenant hereby covenants and agrees to provide all persons dealing with Tenant with a copy of this Article 8. If, in connection with any work being performed by Tenant or
     ---------
any subtenant of Tenant or in connection with any materials contracted for by Tenant or any subtenant of Tenant, any mechanic's lien or other lien or charge shall be filed or made against the Premises or the Building or any part thereof, or if any such lien or charge shall be filed or made against Landlord as owner, then Tenant, at Tenant's cost and expense, within thirty (30) days after such lien or charge shall have been filed or made (but in any event prior to foreclosure), shall cause the same to be canceled and discharged of record by payment thereof or filing a bond or otherwise, and shall also defend any action, suit or proceeding which may be brought for the enforcement of such lien or charge, and shall pay any damages, costs and expenses, including reasonable attorneys' fees, suffered or incurred therein by Landlord. Without limiting any other remedies available to Landlord, in the event of the failure of Tenant to discharge within the above-mentioned thirty (30)-day period, any lien, charge or judgment herein required to be paid or discharged by Tenant, Landlord may remove the same of record by bond only, except that if Landlord's mortgagee so requires, Landlord may discharge such liability by payment, and Tenant will repay to Landlord, upon demand, any and all amounts paid by Landlord therefor, or by reason of any liability on any such bond, and also any and all incidental expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection therewith.

9.   ASSIGNMENT AND SUBLETTING.

     9.1. Without the prior written consent of Landlord, not to be unreasonably withheld, conditioned or delayed and except as may be otherwise specifically set forth herein, Tenant will not sublet the Premises or any part thereof or transfer possession or occupancy thereof to any person, firm or entity, or transfer or assign this Lease, and no subletting or assignment hereof shall be effected by operation of law or in any other manner, such as the transfer of all or substantially all of Tenant's assets or voting control of Tenant's stock, partnership interest or other equity. Within ten (10) days after Landlord's receipt of Tenant's written request and all supporting documentation for Landlord's consent to any action proposed by Tenant under this Article, Landlord shall deliver to Tenant notice of Landlord's approval or disapproval of the same. Any notice of disapproval shall set forth with reasonable particularity the reasons for Landlord's disapproval of the subject action. Except as specified in any notice of disapproval timely and properly delivered by Landlord in accordance with the foregoing, the subject action proposed by Tenant shall be deemed approved by Landlord. Landlord's failure to reply to Tenant's request for Landlord's approval of the subject action within the above-referenced ten
(10) day period shall be deemed Landlord's approval thereof.   If Tenant is a
corporation, then dissolution of Tenant without reformation within thirty (30) days thereafter shall be deemed a voluntary assignment of this Lease. All permitted sublettings and assignments of the Premises and this Lease shall be subject to the provisions of this Lease, including but not limited to Section
                                                                      -------
9.3.  Tenant shall provide to Landlord, prior to the execution thereof, the
- ---
written document to be executed by Tenant and the assignee or sublessee, the terms of which document shall not violate the terms of this Lease. Consent by Landlord to any assignment or subletting by Tenant shall not operate as a waiver of the necessity for obtaining Landlord's consent in writing to any subsequent assignment of subletting. The collection and acceptance of rent from any such assignee, subtenant or other occupant shall not constitute a waiver of or release of Tenant from any covenant or obligation contained in this Lease, nor shall such acceptance of rent be deemed to create any right to the Premises in such assignee, subtenant or other occupant, nor any legal or other relationship between the Landlord any such assignee, subtenant or other occupant. Landlord's acceptance of any name for listing on the Building directory shall not be deemed, nor will it substitute for, Landlord's consent as required by this Lease, to each sublease, assignment and any other occupancy of the Premises. During the existence of any Material Breach or monetary Event of Default, Tenant hereby authorizes each such subtenant, assignee and other occupant to pay said rent and other sums directly to Landlord upon demand, and Landlord shall credit all such sums received by it against rent and other amounts then due from Tenant to Landlord in the order of their maturity. Any transfer of this Lease or the Premises, or any transfer of any interest in Tenant restricted pursuant to this

Section 9.1, without the prior written consent of Landlord pursuant to this
- -----------
Section 9.1 shall be void.  By taking a transfer of this Lease by assignment,
- -----------
the transferee shall be bound by all provisions of this Lease, which shall be binding upon the transferee as if the transferee had signed this Lease in lieu of the original Tenant named herein. Any Sublessee shall be subject to the terms of this Lease. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not have the right to recapture the Premises or any portion thereof or to terminate this Lease in the event of any assignment or proposed assignment of Tenant's interest in this Lease or any sublease or proposed sublease of all or a portion of the Premises.

     9.2. Notwithstanding anything to the contrary set forth in this Lease, Landlord's consent shall not be required for any assignment of Tenant's interest in this Lease or a subletting of all or any portion of the Premises to (i) a corporation, partnership or other entity which controls or is controlled by Tenant or Tenant's parent, (ii) the owner of a controlling interest in Tenant,
(iii) the owner of twenty-five percent (25%) or more of the interests in Tenant,
(iv) any other company conducting business in the radio production and/or broadcasting industries with which Tenant conducts business; (v) an entity with which Tenant merges or consolidates; or (vi) a purchaser of all or substantially all of Tenant's stock or assets. The term "controls" "controlled" or "controlling," as used in this Section 9.2, shall mean the ownership, directly
                               -----------
or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary set forth in this Lease, Tenant may, without Landlord's consent, permit any individuals who are employees of business partners of Tenant to occupy a portion of the Premises during the course of their business relationship with Tenant, so long as such occupation is not a subterfuge to avoid compliance with the provisions of this Article 9 and is for a use consistent with the then-current use of Tenant.

     9.3 With respect to any assignment of Tenant's interest in this Lease or a sublease of all of any portion of the Premises which requires Landlord's consent, Landlord shall be entitled to receive fifty percent (50%) of the "Profits" (as defined below) actually received by Tenant pursuant to such approved assignment or sublease. The term "Profits" as used in this Section
                                                                     --------
9.3 shall mean the gross revenue received from the assignee or sublessee during
- ---
the assignment or sublease term, less: (a) the gross revenue paid to Landlord by Tenant with respect to the subject portion of the Premises during the period of the assignment or sublease term; (b) improvement allowances or other economic concessions granted by Tenant to the assignee or sublessee; (c) all amounts paid by Tenant to advertise the subject portion of the Premises for assignment or sublease; (d) brokerage commissions paid by Tenant in connection with the assignment of sublease; (e) reasonable legal fees paid by Tenant in connection with the assignment or sublease; and (f) all other reasonable costs and amounts incurred by Tenant in connection with the assignment or sublease.

     9.4 In the event of any subletting of the Premises or assignment of this Lease by Tenant or transfer of an interest in this Lease or in Tenant, Tenant shall remain liable to Landlord for payment of all amounts due by operation of this Lease and all other covenants and conditions contained herein. No subletting of the Premises or assignment of this Lease or transfer of an interest in this Lease or in Tenant shall operate to release, discharge or otherwise affect the liability of any guarantors, co-signers or other parties liable to Landlord pursuant to the terms of any guaranty or otherwise for the obligations of Tenant under this Lease.

     9.5 Tenant acknowledges that Landlord, in considering whether to grant or withhold consent required of Landlord pursuant to this Section 9, shall be entitled to apply any or all of the following criteria:

          (a) The net worth of the proposed subtenant/assignee/transferee must be at least five (5) times greater than the aggregate liability for Annual Net Rent allocable to the portion of the Premises so subleased, assigned or transferred based on adequate current information provided to Landlord by Tenant. Failure to provide such financial information shall be a ground for Landlord to withhold, condition or deny consent; and

          (b) The proposed subtenant/assignee/transferee shall have no right to further assign this Lease or sublet the subleased premises, as the case may be, under Section 9.2 item (iii) above.
      -----------

     9.6 Notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right, without Landlord's consent, from time to time to grant a security interest in its interest in this Lease and its property to its lenders in connection with Tenant's financing arrangements. Any such security interest in any Alterations, fixtures, installations, equipment or other items
Tenant is required to leave at the Premises  pursuant to Section      of this
                                                         ------------
Lease at the expiration or sooner termination of the Term shall be subject to Tenant's obligation to leave the same at the Premises in accordance with Section ___ of this Lease. Tenant agrees to provide Landlord with both notice of its intention to record UCC financing statements and copies of any such filings in connection with such financing. Landlord agrees to execute at Tenant's cost and expense such confirmation, certificates and other documents as Tenant's lenders may reasonably request in connection with any such financing provided, however, that no such confirmation, certificate or other document shall either (i) subject any of Landlord's right, title or interest in the Building or the Property to any such financing or (ii) be inconsistent with Landlord's rights under this Lease. Notwithstanding anything contained in this Lease to the contrary, Landlord hereby agrees to waive and does hereby waive any and all rights granted by or under any present or future Laws to levy any lien or security interest on any goods, merchandise, equipment, fixtures, furniture or other personal property of Tenant.

     9.7 If this Lease is terminated as a result of a Material Breach, in addition to the rights and remedies of Landlord outlined elsewhere herein, Landlord, at its option, may elect to recognize any sublease between Tenant any subtenant, or any agreement by which Tenant has granted any leasehold estate or interest in the Premises, as a direct lease or agreement between Landlord and such subtenant or other grantee, upon written notice to Tenant and such subtenant or other grantee, without releasing or affecting the liability of Tenant to Landlord under this Lease, and Tenant shall be deemed to have assigned its interest in such sublease or other agreement to Landlord (without the need for executing any further documentation evidencing same) and such subtenant or other grantee shall attorn to and recognize the rights of Landlord under such sublease or other agreement, as the case may be. Notwithstanding a termination of this Lease and/or Tenant's voluntary surrender of the Premises (or any portion thereof), Landlord may consider any sublease or other agreement transferring a leasehold estate or interest in the Premises (or any portion thereof) by any subtenant or other grantee, terminated as of the date the Lease is terminated, it being the intention of the parties that any leasehold estate or other interest in the Premises shall be subject to the terms and conditions of this Lease, including all rights and remedies of Landlord outlined herein, notwithstanding anything to the contrary contained in such sublease or other agreement.

10.  INDEMNIFICATION.

     10.1 None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property in or about the Premises or the Property by or from any cause whatsoever. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any act or omission of Tenant, its agents, servants, employees, invitees, contractors, or visitors; (b) the conduct or management of any work or thing whatsoever done by Tenant, or any collocator or other party given access the Premises or the Building by Tenant, in or about the Premises or the Building; or (c) the failure by Tenant, or any collocator or other party given access to the Premises or the Building by Tenant, to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy which are Tenant's responsibility under the Lease. Except in relation to Hazardous Materials, which shall survive the termination of this Lease indefinitely, the provisions of this Article shall survive the termination of this Lease for five (5) years after the termination of this Lease with respect to any claim or liability accruing prior to such termination.

     10.2 None of the Tenant Entities shall be liable and Landlord hereby waives all claims against them for any damage to any property in or about the Premises or the Property by or from any cause whatsoever. Landlord shall protect, indemnify, and hold Tenant harmless from and against any and all loss, claims, damages, awards, liability or costs (including court costs and attorney's fees) incurred by reason of or arising out of (a) any damage to any property (including but not limited to the property of Tenant) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building, to the extent that such injury or damage shall be caused by or arise from any act or omission of Landlord, its agents, servants, employees, invitees, contractors or visitors; (b) the conduct or management of any work or thing whatsoever done by Landlord, or any other party (excluding other tenants) given access to the Premises or the Building by Landlord, in or about the Premises or Building; (c) the failure by Landlord or any other party (excluding other tenants) given access to the Premises or the Building by Landlord, or any other party (excluding other tenants) given access to the Premises or the Building by Landlord to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Building or its occupancy which are Landlord's obligation under this Lease. Except in relation to Hazardous Materials, which shall survive the termination of this Lease indefinitely, the provisions of this Article shall survive the termination of this Lease for five (5) years after the termination of this Lease with respect to any claim or liability accruing prior to such termination.

     10.3 Notwithstanding anything to the contrary set forth in Sections 10.1
                                                                -------------
and 10.2 above or elsewhere in this Lease, in the event of any claims regarding
- --------
which Landlord and Tenant are required to indemnify the other are covered by insurance carried by one party and not covered by insurance carried by the other party, the insured party shall use its commercially reasonable efforts to obtain recovery for such claims from its applicable insurer and the uninsured party shall not be obligated to reimburse, indemnify, protect, defend or hold harmless the insured party to the extent that the claims are covered by the applicable insurance carried by the insured party.

11.  INSURANCE.

     11.1 Tenant's Insurance.

          11.1.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies with a limit of not less than $2,000,000.00 per occurrence and not less than $5,000,000.00 in the annual aggregate (not less than $25,000 deductible for liability), or such reasonable and customary larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability, and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease-each employee; and (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, paneling, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured ($100,000 deductible).

          11.1.2 Tenant shall have the right to self-insure for its All Risk or Special Form coverage to be carried by Tenant under this Lease as long as Tenant's net worth exceeds $200,000,000.00 determined in accordance with GAAP. Whenever Tenant elects to so self-insure, Tenant shall, for all purposes of this Lease, be deemed to be carrying such insurance. Tenant shall notify Landlord in writing when Tenant elects to self-insure pursuant to this Section 11.1.2 and,
                                                           --------------
if Tenant shall have made such election, Tenant shall notify Landlord when Tenant is not self-insuring at any time thereafter. If Tenant is self insuring and its net worth falls below $200,000,000, Tenant shall obtain the All Risk or Special Form insurance required under Section 11.1 within 15 business days
                                      ------------
thereafter.

          11.1.3 Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name Landlord and the building management company, if any, as additional insureds as their interests may appear; (c) be issued by an insurance company with a minimum Best's rating of "A-IX" during the Term; and
(d) provide that said insurance shall not be canceled, reduced or materially modified, unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

          11.1.4 In the event Landlord or Tenant shall have been named as an additional insured in the other's insurance policies, Landlord or Tenant, however applicable, shall promptly endorse to the order of the other, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy or any other payment growing out of or connected with said policy, except to the extent such proceeds are payable in connection with any unsatisfied indemnification obligation from the insured to the additional insured.

     11.2 Landlord's Insurance.

          11.2.1 At all times during the term of this Lease, Landlord will carry and maintain All Risk, physical damage property insurance covering the Building, its equipment and common area furnishings (excluding any of Tenant's property or equipment) and all of its other personal property in amounts not less than their full replacement cost. Landlord shall also carry commercial general liability insurance. The insurance coverages and amounts in this section will be reasonably determined by Landlord based on coverages carried by prudent owners of comparable buildings in the vicinity of the Building.

          11.2.3 Each of the aforesaid policies shall (a) be provided at Landlord's expense; (b) name Tenant and each of its subtenants, if any, as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A-IX" during the Term; and (d) provide that said insurance shall not be canceled, reduced or materially modified, unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Tenant; and said policy or policies or certificates thereof shall be delivered to Tenant by Landlord upon the Commencement Date and at least thirty
(30) days prior to each renewal of said insurance.

     11.3 Alterations. Whenever Landlord or Tenant shall undertake any alterations in, to or about the Premises or the Building, the subject party's insurance must include Builders' Risk coverage covering injuries to persons and damage to property arising in connection with such alternations, without limitation including liability under any applicable structural work act, and such other insurance as is usual and customary for similarly situated commercial buildings undergoing similar work as Landlord or Tenant shall reasonably require; and the policies of or certificates evidencing such insurance must be delivered to the other party prior to the commencement of any such alterations.

12.  WAIVER OF SUBROGATION.   Tenant and Landlord hereby mutually waive their
respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver. Failure of any party to carry the required insurance shall not invalidate the provision, which waiver in such an event shall be to the extent of the proceeds that would be available if such insurance was carried.


13.  SERVICES AND UTILITIES.

     13.1 Landlord agrees to furnish the following services and utilities: (a) water to the common area restrooms, to the Premises and for all heating, ventilating, air conditioning and fire suppression systems serving the Premises, 24 hours each day, 7 days a week, suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord's reasonable judgment for the use of the common areas of the Building during ordinary business hours (but exclusive in any event of Saturdays, Sundays and legal holidays); (c) cleaning and janitorial service for common areas typical of other comparable and similarly situated buildings; (d) elevator service by nonattended automatic elevators, with at least one (1) elevator in operation at all times and with Landlord using its best efforts keep at least two (2) elevators in operation during ordinary business hours; (e) such window washing as may from time to time in Landlord's judgment be reasonably required; and (f) trash bins with adequate capacity for the deposit of refuse generated in the Premises (excluding refuse generated from Tenant's Food Concession, as defined in Article 46 hereof), which trash bins shall be located
                          ----------
adjacent to the Building, and which refuse Landlord shall remove from the Property periodically.

     13.2 The provision of electricity to the Building shall be governed by

Exhibit      to this Lease.
- ------------

     13.3 Should Tenant require any service in addition to that described in

Section 13.1, Landlord may, upon terms to be agreed and upon reasonable advance
- ------------
notice by Tenant, furnish such additional service, and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost for such additional service and, where appropriate, a reasonable allowance for depreciation of any systems being used to provide such service.

     13.4 Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature in the common areas or other portions of the Building otherwise maintained by Landlord's air conditioning system, Landlord reserves the right to require Tenant to install additional air conditioning units in or for the benefit of the Premises and the cost thereof, including the cost of installation and the cost of operations and maintenance, shall be paid by Tenant.

     13.5 Tenant shall cause water flow and electric current check meters to be installed at Landlord's main feed panels which serve the Building so as to measure the amount of water and electric current used by Tenant. Tenant shall be responsible for the costs of such installation up to a maximum of $10,000, with any costs in excess thereof being borne by Landlord. Tenant shall in addition to the aforementioned $10,000, be responsible for payment of any deposits, assessments, connection fees, tap fees or similar charges required to be paid in connection therewith to the extent the same are not otherwise required to be paid, or are in amounts greater than that required to be paid, in connection with Landlord's Base Building Improvements due to Tenant's particular use of the Premises (i.e. to the extent required in connection with the use of the Premises for other than general office purposes). Tenant shall be responsible at its cost and expense for installation of plumbing and electrical service from Landlord's main feed panels to the Premises, the plans for which must be submitted to and approved by Landlord in advance. Tenant agrees to pay as additional rent to Landlord, within ten (10) business days after Tenant's receipt of Landlord's request together with bills issued by the local public utility or agency which provided the same, the cost of all such water and electric current consumed at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same. Nothing permitted in this Section shall permit Tenant to interfere with other tenants' use of the main feed panels or to adversely affect the Building structure or any Building systems.

     13.6 Landlord may interrupt the main feed of water, electricity, heating, air conditioning, ventilation, elevator, plumbing, electrical systems, and or any other utilities or services to the Building which may serve the Premises, for reason of emergency or to comply with any Law. In the case of an interruption necessitated by an emergency, Landlord agrees to provide Tenant with notice (which may be oral notice) of such interruption as soon as reasonably practicable under the circumstances. In the case of interruption necessitated in order to comply with Laws, Landlord agrees to provide Tenant ten
(10) business days prior notice of such interruption, unless such Laws require that such interruption occur in a shorter period of time, in which case Landlord shall so indicate in its notice to Tenant which shall be provided to Tenant as soon as possible.

     13.7 Landlord shall provide security services for the Property twenty-four
(24) hours per day, seven (7) days per week, in accordance with the
specifications identified in Exhibit    attached to this Lease.  The hours of
                             ----------
operation of the Building shall be 8:00 a.m. to 6:00 p.m. Monday thru Friday and 8:00 a.m. to 6:00 p.m. on Saturday, excepting Federal holidays. After-hours access to the Building shall be by an electronic access control system. Tenant shall have access to the Building, the Special Equipment Areas and the Parking Area twenty-four (24) hours a day, seven (7) days a week. Landlord shall maintain a card key access system at the main entrance of the Building and the Parking Area. Such access system for the Building shall lock-off elevator access to the floors on which any portion of the Premises is located after the normal hours of operation of the Building, and shall permit access to such floors by Tenant and its personnel which hold access key cards. Prior to the Rent Commencement Date, Landlord shall provide to Tenant, at Landlord's expense, an adequate number of access key cards for use by Tenant and its personnel. Landlord shall also provide additional and replacement key cards upon request of Tenant during the term of this Lease, provided that Tenant shall reimburse Landlord for Landlord's actual costs of providing such additional or replacement key cards. Tenant shall be entitled, at its sole cost, to install its own security systems for the Premises.

14.  HOLDING OVER.   Tenant shall pay Landlord for any period Tenant retains
possession of the Premises or part thereof after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be the sum of the amount of the Annual Net Rent for the last period prior to the date of such termination and all Rent Adjustments under Article 4 for the first sixty
(60) days, and thereafter the sum of the amount of the Annual Net Rent for the last period prior to the date of such termination multiplied by 150% plus all Rent Adjustments under Article 4. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15.  SUBORDINATION.   This Lease shall be subject and subordinate at all times
to ground or underlying leases and to the lien of any mortgage or deed of trust now or hereafter placed against the Building or the Property; provided, however, that Tenant receives a non-disturbance agreement in the form attached hereto as

Exhibit       or in such other form as Landlord, Tenant and Landlord's ground
- -------------
lessor, mortgagee, trustee or holder of any such mortgage or deed of trust may reasonably approve in connection with such subordination; and if the ground lessor, mortgagee, trustee or holder of any such mortgage or deed of trust elects to have this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Said non-disturbance agreement shall be in recordable form and may be recorded at Tenant's election and expense. The subordination of this Lease in accordance with the foregoing terms is subject to the condition that Tenant shall not be named or joined in any action or proceeding to foreclose any such ground lease, mortgage or deed of trust except as may be required by law. Tenant is irrevocably authorized to rely upon and comply with any notice received by Tenant from any holder of any such ground lease, mortgage or deed of trust of the Property or any portion thereof requiring payment to it of any rental or other sum which is due and payable by Tenant under this Lease, or with respect to the performance of any of Tenant's other obligations under this Lease. Tenant shall have no duty to inquire as to whether the subject holder of any such ground lease, mortgage or deed of trust was authorized or entitled to deliver the subject notice.

16.  RULES AND REGULATIONS.   Tenant shall faithfully observe and comply with
all the rules and regulations as set forth in Exhibit     to this Lease and all
                                              -----------
reasonable modifications of and additions to them from time to time put into effect by Landlord. Landlord agrees that, except to the extent required by or in response to any governmental rules, statutes or regulations, the Rules and Regulations shall not be changed, revised or enforced: (i) in any unreasonable or discriminatory manner by Landlord; (ii) in a manner as to interfere with Tenant's permitted use of the Premises; or (iii) in a manner that increases Tenant's cost of operations or Tenant's monetary obligations under this Lease beyond de minimus increases. In the event of a conflict between the provisions of this Lease and the provisions of the Rules and Regulations, the provisions of this Lease shall control. In the event any other tenant or occupant of the Building fails to comply with the Rules and Regulations, and such non-compliance interferes with Tenant's use of, or operations in, the Premises, Landlord shall use commercially reasonable efforts to cause such other tenants and/or occupants to comply with the Rules and Regulations.


17.  REENTRY BY LANDLORD.

     17.1 Landlord reserves and shall at all times have the right upon three (3) business days prior written notice, to re-enter the Premises with escort of Tenant (provided no notice or escort shall be required in the event of any emergency) to inspect the same, to perform any Building maintenance or repairs that must be performed from within the Premises, to show said Premises to prospective purchasers, mortgagees or, during the last twelve (12) months of the then-current Term, tenants, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and enclosures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with. Tenant may designate certain areas of the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information or protecting computer broadcasting or communications equipment or operations or other sensitive equipment or operations. Such designation to be effective must be in writing to Landlord and must contain a floor plan or similar exhibit clearly marking and identifying with specificity the areas so designated. Notwithstanding anything to the contrary set forth in this Lease, Landlord may not enter such Secured Areas except (i) in the case of emergency or
(ii) for the purposes set forth in this Section 17.1. Any such entry into the
                                        ------------
Secured Areas shall require Tenant's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed, and shall require Landlord to be accompanied by a Building security officer, the Building engineer or such other previously designated person. If Landlord desires access to the Secured Areas for the purposes set forth in this Section 17.1, Landlord shall provide Tenant
                                   ------------
with ten (10) days' prior written notice of the specific date, time and purpose of such entry, which are subject to Tenant's reasonable approval; provided, however, that (i) no such notice shall be required in the case of an emergency and (ii) in no event, except in the event of emergency, shall Landlord be permitted to enter any Secured Areas at any time during which the same are used for live broadcasting or recording. In any event, each entry to the Premises by Landlord or any of its employees, agents or contractors shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference with Tenant's operations as possible. Landlord shall not be liable for any re-entry to any Secured Area in violation of the terms of this Section
                                                                       -------
17.1 if such portion of the Premises is not properly identified as a Secured
- ----
Area in a notice delivered to Landlord.

     17.2 Landlord shall have the right, upon notice to Tenant, to change the arrangement and/or locations of entrances, passageways, doors, doorways, corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. Notwithstanding the foregoing or any other provision of this Lease, no such change shall: (a) affect access to or visibility of the Premises; (b) alter the size or dimensions of the Premises; (c) adversely affect the use of the Premises or the conduct of operations therein; (d) reduce Tenant's parking privileges; (e) adversely affect the use of the Specialty Equipment; or (f) result in any increase in costs incurred by Tenant in connection with its business operations in the Premises or the operation of the Specialty Equipment beyond de minimus increases. Upon the completion of any such work, Landlord shall diligently proceed to restore the areas of the Premises and the Property affected by such work as nearly as possible to the condition that existed immediately prior to the commencement of the subject work. All such installations by Landlord shall be undertaken in such a manner so as to interfere as little as possible with operations in the Premises. In the event of an address or name change for the Building or Property effected at Landlord's direction, Landlord shall promptly reimburse Tenant for reasonable actual out-of-pocket costs incurred by Tenant as a result thereof for replacement of letterhead and business cards, cancellation and replacement of Tenant's phone and address listings in any telephone or professional directories, and the mailing of announcements and postage thereon.

     17.3 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding the Secured Areas except as required by law, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access in an emergency cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall reasonably elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant.

18.  DEFAULTS.

     18.1 By Tenant.
          ---------

          18.1.1 The following events shall be deemed to be "Material Breaches" under this Lease:

          18.1.1.1 (i) Tenant shall fail to pay any amount due and payable by Tenant under this Lease, which amount exceeds one-half ( 1/2) of the sum of the then-current monthly installment of Annual Net Rent plus Tenant's Proportionate Share of Direct Expenses and Taxes, (ii) such failure shall continue for ten (10) days after Tenant's receipt of written notice that such payment was not made when due, and (iii) if such payment is not made within such ten (10) day period, such failure shall continue for the "Applicable Second Notice Period" (as hereafter defined) after Tenant's receipt of a second written notice that such payment was not made as directed by the first notice. The "Applicable Second Notice Period" shall be thirty (30) days if at the time of such second notice the Letter of Credit is being held by Landlord (or its Lender) in the then required amounts, or ten (10) days if at the time of such second notice the Letter of Credit either has been returned to Tenant or is not maintained in the then required amounts. Such second notice shall state in 12-point, bold-faced type (a) "Second Notice," (b) that it is being sent pursuant to Section 18.1 of this Lease, and (c) that if Tenant fails to pay the subject
   ------------
amount within such ten (10) or thirty (30) day period, as applicable, after Tenant's receipt of the subject notice, Landlord may exercise its right to terminate this Lease; provided further, in addition to being sent pursuant to the notice provisions of this Lease, such second notice shall be sent both first class mail and certified mail - return receipt requested - to the Premises addressed to the attention of the President and the General Counsel of Tenant, specific names for which shall not be required in such notice, and to such other persons as Tenant may designate in writing to Landlord from time to time.

          18.1.1.2 Tenant shall fail to comply with any order, injunction or other mandate of any court with respect to any failure by Tenant to perform or observe any matter required to be performed or observed by it under this Lease within thirty (30) days of the date of such order, injunction or other mandate, which failure to comply (i) materially adversely interferes with any other tenant's business operations, or (ii) subjects Landlord to potential criminal liability.

          18.1.2. The following events shall be deemed to be "Events of Default" under this Lease:

          18.1.2.1 Tenant shall fail to pay any sum becoming due to Landlord required by this Lease, which failure does not otherwise constitute a Material Breach, and such failure shall continue for a period of ten (10) days after Tenant's receipt of written notice that such payment was not made when due.

          18.1.2.2 Tenant shall fail to perform or observe any matter required to be performed or observed by it under this Lease which is not provided for in another Section of this Article within thirty (30) days after Tenant's receipt of notice from Landlord specifying Tenant's failure to perform; provided, however, that if the nature of Tenant's obligation is such that more than thirty (30) days are required for its performance, then an Event of Default shall not be deemed to have occurred so long as Tenant shall commence such performance promptly after its receipt of notice from Landlord and thereafter diligently pursue the same to completion.

     18.2 By Landlord.  A "Landlord Default" shall occur under this Lease in the
          -----------
event Landlord fails to perform or observe any matter required to be performed or observed by it under this Lease within thirty (30) days after Landlord's receipt of notice from Tenant specifying Landlord's failure to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then a Landlord Default shall not be deemed to have occurred so long as Landlord shall commence such performance promptly after its receipt of notice from Tenant and thereafter diligently pursues the same to completion.

19.  REMEDIES.
- ---  ---------

     19.1 Landlord's Remedies.
          -------------------

          19.1.1 Upon the occurrence of a Material Breach described or referred to in Section 18.1.1., Landlord shall have the option to pursue any one
               ---------------
or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

          19.1.1.1       For a Material Breach set forth in Section 18.1.1.1,
                                                            ----------------
Landlord may terminate the Lease by sending a written notice (a "Termination Notice") to Tenant notifying Tenant that Landlord is terminating the Lease and file an action for repossession of the Premises. Notwithstanding the foregoing, Tenant shall have the right, not to be exercised more than two (2) times in any Lease Year or more than five (5) times during any ten (10) year period of the Term, as the same may be extended, at any time following either Tenant's receipt of a Termination Notice or Landlord's filing of its action for repossession of the Premises as a result thereof, to reinstate the Lease by paying to Landlord all sums giving rise to or resulting from said Material Breach as well as any then-existing monetary Event of Default, together with interest at the Interest Rate, court costs and reasonable attorney's fees. The right of Tenant to reinstate the Lease set forth in this Section 19.1.1.1 is in lieu of and not in
                                      ----------------
addition to any and all other rights to so reinstate the Lease in connection with a default by Tenant which rights may exist at any time under any applicable law or in equity, and Tenant, except as provided above, hereby waives any and all rights to reinstate the Lease or redeem the Premises in connection with a default by Tenant which rights may exist at any time under any applicable law or in equity.

          19.1.1.2       For a Material Breach set forth in Section 18.1.1.2
                                                            ----------------
above, Landlord may terminate the Lease by delivering a Termination Notice to Tenant and file an action for repossession of the Premises.

          19.1.1.3 Subject to Tenant's right to reinstate this Lease in accordance with the terms of Section 19.1.1.1, upon any termination of this
                             ----------------
Lease as a result of a Material Breach, Landlord shall be entitled to pursue all legal and equitable remedies for repossession of the Premises. Subject to Tenant's right to reinstate this Lease in accordance with the terms of Section
                                                                       -------
19.1.1.1, on the date set by any court, arbitrator, sheriff or constable for
- --------
Landlord's repossession of the Premises, Tenant shall surrender possession of and vacate the Premises and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises on such date and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detailed, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

          19.1.1.4 Subject to Tenant's right to reinstate this Lease in accordance with the terms of Section 19.1.1.1, upon Landlord's termination of
                             ----------------
this Lease pursuant to Section 19.1.1, Landlord shall be entitled to recover as
                       --------------
damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination including but not limited to interest at the Interest Rate, court costs and reasonably attorney's fees, plus as liquidated damages and not as a penalty, an amount equal to the sum of (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the estimated expenses incurred in recovery of the Premises, preparation for reletting and for the reletting itself; and (c) the cost of performing any other covenants which Tenant would have otherwise been required to perform prior to or in connection with the termination or expiration of this Lease.

          19.1.2 Upon the occurrence of an Event of Default described or referred to in Article 18 that otherwise does not result in a Material Breach, Landlord shall not have the right to terminate this Lease or file an action for possession of the Premises, but shall be entitled to pursue any and all other legal or equitable remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively, to recover damages arising out of the Event of Default and/or assert its rights for specific performance, to the extent permitted by Law. Any award rendered in favor of Landlord in connection with a Material Breach or an Event of Default shall bear interest at the Interest Rate accruing from the date of such award until said award is paid by Tenant to Landlord.

          19.1.3    Upon the occurrence of an Event of Default under Section
                                                                     -------
18.1.2.2 above or a Material Breach under Section 18.1.1.2 above, Landlord may,
- --------                                  ----------------
at Landlord's option, enter into and upon the Premises or any portion of the Property containing any of Tenant's Alterations or Special Equipment, and cure the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom, and Landlord shall be entitled to prompt reimbursement of all costs incurred by Landlord in curing such matter, plus interest at the Interest Rate accrued from the date incurred by Landlord until paid by Tenant to Landlord. Notwithstanding the foregoing or any other provision in this Lease, if the subject failure by Tenant to observe or perform any matter required to be performed or observed by it under this Lease would constitute an emergency or would materially adversely affect the Property, regardless of whether the subject matter has ripened into an Event of Default or a Material Breach, then Landlord shall promptly notify Tenant of such circumstance and, unless Tenant shall diligently and promptly undertake action to cure the subject failure on an expedited basis, Landlord may, in addition to all other rights available to Landlord under this Lease, at law or in equity, cure the subject matter at Tenant's cost by taking whatever action is reasonably necessary to cure the same and Landlord shall be entitled to prompt reimbursement of all costs incurred by Landlord in curing such matter, plus interest at the Interest Rate accrued from the date incurred by Landlord until paid by Tenant to Landlord.

          19.1.4 If at any time a dispute shall arise as to any amount to be paid by Tenant to Landlord under the provisions of this Lease, Tenant shall have the right to make payment "under protest," such payment not being regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of such sum. If it shall be adjudged or determined that there was no legal obligation on the part of Tenant to pay such sum or any portion thereof, Tenant shall be entitled to recover the sum or so much thereof as it was not required to pay, together with interest thereon at the Interest Rate. If at any time a dispute arises between the parties hereto as to the performance by Tenant of any other matter which Landlord claims is required to be performed by Tenant under the provisions of this Lease, then Tenant may perform the subject matter and pay the cost thereof "under protest," the performance of the subject matter in no event being regarded as voluntary performance, and there shall survive the right on the part of Tenant to institute suit for recovery of the cost of the subject matter. If it shall be adjudged that there was no obligation on the part of Tenant to perform the subject matter or any portion thereof, Tenant shall be entitled to recover from Landlord all costs incurred in connection with the subject matter or so much thereof as Tenant was not required to perform under this Lease, together with interest thereon accrued at the Interest Rate.

          19.1.5 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control.

     19.2 Tenant's Remedies.  Upon the occurrence of a Landlord Default, Tenant
          -----------------
may, in addition to all other rights available to Tenant under this Lease, at law or in equity, elect to exercise any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

          19.2.1 Tenant may cure the Landlord Default at Landlord's cost by taking whatever action is reasonably necessary to cure said Landlord Default. Notwithstanding the foregoing or any other provision in this Lease, if the subject failure by Landlord to observe or perform any matter required to be performed or observed by it under this Lease would constitute an emergency or would materially impair Tenant's ability to conduct its business operations in all or any portion of the Premises, regardless of whether the subject matter has ripened into a Landlord Default, then Tenant shall promptly notify Landlord of such circumstance and, unless Landlord shall diligently and promptly undertake action to cure the subject failure on a expedited basis, Tenant may, in addition to all other rights available to Tenant under this Lease, at law or in equity, cure the subject matter at Landlord's cost by taking whatever action is reasonably necessary to cure the same and Tenant shall be entitled to prompt reimbursement of all costs incurred by Tenant in curing such matter, plus interest at the Interest Rate accrued from the date incurred by Tenant until paid by Landlord to Tenant.

          19.2.2 Tenant may recover damages caused by the Landlord Default and/or assert its rights for specific performance, to the extent permitted by Law. In addition, Tenant may, after five (5) days written notice to Landlord, offset against any amounts due from Tenant to Landlord under this Lease, all or any portion of any final, non-appealable court or arbitration judgment against Landlord. Any award rendered in favor of Tenant in connection with a Landlord Default shall bear interest at the Interest Rate accruing from the date of such award until said award is paid by Landlord to Tenant or until Tenant has fully offset such award against amounts due from Tenant to Landlord under this Lease.

          19.2.3 If at any time a dispute shall arise as to any amount to be paid by Landlord to Tenant under the provisions of this Lease, Landlord shall have the right to make payment "under protest," such payment not being regarded as a voluntary payment, and there shall survive the right on the part of Landlord to institute suit for recovery of such sum. If it shall be adjudged or determined that there was no legal obligation on the part of Landlord to pay such sum or any portion thereof, Landlord shall be entitled to recover the sum or so much thereof as it was not required to pay, together with interest thereon at the Interest Rate. If at any time a dispute arises between the parties hereto as to the performance by Landlord of any other matter which Tenant claims is required to be performed by Landlord under the provisions of this Lease, then Landlord may perform the subject matter and pay the cost thereof "under protest," the performance of the subject matter in no event being regarded as voluntary performance, and there shall survive the right on the part of Landlord to institute suit for recovery of the cost of the subject matter. If it shall be adjudged that there was no obligation on the part of Landlord to perform the subject matter or any portion thereof, Landlord shall be entitled to recover from Tenant all costs incurred in connection with the subject matter or so much thereof as Landlord was not required to perform under this Lease, together with interest thereon accrued at the Interest Rate.

     19.3 General.
     ---- -------

          19.3.1 If, on account of any breach or default by Tenant or Landlord in its respective obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for the other party to employ or consult with an attorney concerning or to enforce or defend any of its rights or remedies arising under this Lease, the breaching or defaulting party agrees to pay to the other all reasonable attorney's fees and costs so incurred. Landlord and Tenant each expressly waive any right to: (a) trial by jury; and (b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

          19.3.2 Pursuit by either party of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law or equity (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any sums due to Landlord or Tenant under this Lease or of any damages accruing to Landlord or Tenant by reason of the violation of any of the terms, provisions and covenants contained in this Lease by the other party.

          19.3.2 No act or thing done by Landlord or Tenant or their respective agents during the Term shall be deemed a termination of this Lease or a surrender or an acceptance of the surrender of the Premises, and except as expressly provided for in this Lease, no agreement to terminate this Lease or surrender or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Either party's acceptance of any payment required under the terms of this Lease after the occurrence of a Material Breach, Event of Default or Landlord Default, as applicable, shall not be construed as a waiver of such breach or default, unless such party accepting such payment so notifies the other in writing. Forbearance by Landlord or Tenant in enforcing one or more of the remedies provided in this Lease upon a Material Breach, Event of Default or Landlord Default, as applicable, shall not be deemed or construed to constitute a waiver of such Material Breach, Event of Default or Landlord Default, as applicable, or of Landlord's or Tenant's right, as the case may be, to enforce any such remedies with respect to such Material Breach, Event of Default or Landlord Default or any subsequent Material Breach, Event of Default or Landlord Default.

          19.3.3. Each party shall use its reasonable efforts to mitigate damages incurred in connection with any default or breach by the other party under this Lease.

20.  TENANT'S BANKRUPTCY OR INSOLVENCY.

     20.1 Tenant's Bankruptcy.        If at any time and for so long as Tenant
          -------------------
shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

          20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

          20.1.1.1. Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

          20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three months' rent and other monetary charges accruing under this Lease; and (b) the required amount, if any, of the security deposit specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease as required by the Debtor's Law. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

          20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision of this Lease.

          20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

     20.2 Landlord's Bankruptcy.  In the event the obligations of Landlord under
          ---------------------
this Lease are not performed during the pendency of a bankruptcy, insolvency or similar proceeding involving Landlord or following the rejection of this Lease in accordance with a bankruptcy, insolvency or similar proceeding involving Landlord as the debtor, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against all amounts next due and owing by Tenant under this Lease (a) any and all losses, liabilities, damages, costs and expenses suffered or incurred by Tenant and all amounts payable by Landlord to Tenant in connection with the non-performance of Landlord's obligations under this Lease; and (b) any and all losses, liabilities, damages, costs and expenses suffered or incurred by Tenant and all amounts payable by Landlord to Tenant in connection with the non-performance of Landlord's obligations under this Lease following any rejection of this Lease in any such proceeding.

21.  QUIET ENJOYMENT.   Landlord represents and warrants that it has full right
and authority to enter into this Lease and that Tenant, subject to the covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord or anyone claiming through Landlord. Landlord shall not be liable for any interference or disturbance proximately caused by other tenants, or third parties not within Landlord's control; provided, however, the foregoing shall not relieve Landlord from any liability, obligation or duty Landlord has under this Lease, at law or in equity and in no event shall the foregoing relieve Landlord in the event of Landlord's negligence or wilful misconduct.

22.  DAMAGE BY FIRE, ETC.

     22.1 In the event the Base Building Improvements, the Base Premises Improvements and/or any other portion of the Building or the Property which Landlord is obligated to maintain or repair pursuant to this Lease are damaged by fire or other cause, subject to the terms of this Article, Landlord shall forthwith diligently repair the same and this Lease shall remain in full force and effect. Within sixty (60) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would allow Tenant to use the Premises and the Property for the purpose for which it was being used immediately before such damage.

     22.2 If such repairs, in the reasonable estimation of Skidmore Owings & Merrill or such other independent architect or engineer as to which Landlord and Tenant shall agree, cannot be made within two hundred seventy (270) days from the date of the damage, Landlord and Tenant shall each have the option of giving the other, at any time within thirty (30) days after receipt of such independent architect's or engineer's estimation, notice terminating this Lease. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall diligently repair or restore such damage, this Lease continuing in full force and effect and the rent and additional payments due hereunder shall be proportionately abated as provided in Section 22.10.
                                                         -------------
Notwithstanding anything to the contrary set forth in this Article, Landlord may not terminate this Lease pursuant to this Article unless Landlord similarly terminates all other leases for space in the Building (but excluding any rights of any tenants in the separate warehouse building located on the Property). Further, notwithstanding anything to the contrary set forth in this Article, Landlord may only terminate this Lease pursuant to this Article in connection with damage to the Base Premises Improvements or the Base Building Improvements.

     22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any paneling, decorations, partitions, additions, railings, ceilings, floor coverings, equipment, office fixtures, Specialty Equipment, Alterations or any other property or improvements installed on the Premises or elsewhere in the Building by or on behalf of Tenant or otherwise belonging to Tenant. Subject to the terms of Article 11, any
                                                        ----------
insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     22.4 In the event the Alterations are damaged by fire or other cause, and in the reasonable estimation of Skidmore Owings & Merrill or such other independent architect or engineer as to which Landlord and Tenant shall agree, repair of the same cannot be completed within two hundred seventy (270) days from the date of the damage, Tenant shall have the right to terminate this Lease by delivering notice to Landlord at any time within thirty (30) days after receipt of such independent architect's or engineer's estimate. In no event will Landlord be obligated to restore the Building and or Premises unless Tenant has waived its right to terminate the Lease under this Section 22.4.

     22.5 Subject to the terms of this Article, if: (i) the Premises is damaged or destroyed or any other portion of the Building or the Property is damaged or destroyed, such that Tenant's access to the Premises or the use of the Premises or the Building systems serving the Premises, the Specialty Equipment or the parking rights under the Lease is substantially impaired; and (ii) in the reasonable determination of Landlord or Tenant the remaining term of this Lease following the restoration of the same shall be less than the greater of (a) one
(1) year, or (b) three (3) times as long as the reasonably estimated restoration period, Landlord or Tenant may, at its option, elect to terminate this Lease by delivering notice to the other within sixty (60) days following the notified party's receipt of such determination (or within sixty (60) days following the thirtieth (30th) day after the date of the casualty, in the event that such determination is not timely delivered). Termination by Landlord in connection with the occurrence of damage near the end of the term of this Lease as set forth above shall not be effective in the event that (1) Tenant then has, or would with the passage of time have, the right to extend the term of this Lease, and (2) Tenant notifies Landlord in writing, within sixty (60) days following Tenant's receipt of Landlord's termination notice, that Tenant is exercising such extension right, in which case Landlord shall be obligated to diligently repair and restore the Building subject to the terms of this Article.

     22.6 In the event that, for any reason, all damage required to be restored by Landlord is not restored on or before the two hundred seventieth (270th) day following its occurrence and as a result thereof Tenant's use and enjoyment of the Premises, the Specialty Equipment and/or Tenants parking privileges is materially adversely affected, Tenant shall have the right upon, thirty (30) days notice thereof to Landlord, to terminate this Lease; and Tenant shall thereafter have the same right to terminate this Lease upon thirty (30) days notice following the expiration of every thirty (30) day period thereafter if all damage required to be restored by Landlord is not then restored. The above referenced two hundred seventy (270) day period shall be tolled one (1) day for each day that Landlord's repair of any such damage is delayed as a result of an act or omission of Tenant or any of its agents, employees, contractors or invitees.

     22.7 The effective date of any termination by Landlord or Tenant under this Article shall be the date on which Tenant reasonably ceased, or ceases, to use the Premises for its ordinary business operations as a result of the casualty. In the event that Tenant is still so using the Premises at the time of the notice of termination, such effective date shall be the date mutually agreed to by Landlord and Tenant for Tenant to find, negotiate for, build-out and relocate to, substitute space.

     22.8 Reserved.

     22.9 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, subject to Landlord's
security obligation set forth in Section     of this Lease, it shall be Tenant's
                                 -----------
responsibility to properly secure the Premises and Tenant shall, promptly following notice from Landlord, remove any property from the Premises, at its sole cost and expense, remove such property belonging to Tenant or its licensees from such portion or all of the Building or Premises to allow Landlord to perform its restoration obligations hereunder.

     22.10 In the event the Premises or any portion thereof, or any other portion of the Building or the Property, is damaged, and such damage renders the Premises or any portion thereof untenantable for its then-current use, then Tenant's rent shall be abated during the time of such untenantability, in the proportion that the rentable area of the untenantable portion of the Premises bears to the total rentable area of the Premises. However, in the event that any portion of the Premises is untenantable and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, that when Tenant is able to reoccupy and conduct its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant is able to reoccupy such portion of the Premises. If Tenant's right to abatement occurs during a free rent period which arises after the Commencement Date, Tenant's free rent period shall be extended for the number of days that the abatement period overlapped the free rent period. Tenant's abatement period shall continue until Tenant has been given sufficient time, and sufficient access to the Premises, to rebuild the portion of the Premises damaged, to install its property, furniture, fixtures, and equipment and to move in over one week.

23.  EMINENT DOMAIN.

     23.1 If the Premises or any portion thereof are taken under the power of eminent domain ("condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs, and rent shall be proportionally reduced, subject to the remaining terms of this Section 23.1. If (i) a portion of the Building or
                        ------------
Property is taken so that the Premises are permanently deprived of access and Landlord is unable to provide reasonable alternate access to the Premises within a time period which is reasonable under the circumstances, or (ii) more than thirty percent (30%) of either the Premises or the area in which Tenant was granted parking privileges under this Lease is taken by condemnation and Landlord is unable to provide reasonable alternate parking as provided below, Tenant may, at Tenant's option, terminate this Lease as of the date set forth in Tenant's notice of termination to Landlord. In the event any portion of the Property taken contains areas within which Tenant is provided its parking privileges pursuant to this Lease, and provided this Lease is not terminated, Landlord shall promptly provide Tenant with substitute parking privileges on or within one-half ( 1/2) mile of the Building and, if such parking is greater than one hundred (100) yards from the Building, Landlord shall provide shuttle bus service to such parking. Landlord shall not treat Tenant less favorably than any other tenant of the Building or Property with respect to the substitution of parking privileges in connection with the subject condemnation.

     23.2 Any award for the taking of all or any part of the Property or any portion thereof under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord; provided, however, Tenant shall be entitled to that portion of such award that is made for and/or allocable to, and Tenant shall be entitled to accept an award for: (i) the diminution in value of Tenant's leasehold interest; (ii) the taking of Tenant's personal property, and/or trade fixtures and/or equipment;
(iii) interruption of or damage to Tenant's business; (iv) the unamortized cost of improvements and equipment made to and/or installed by Tenant; (v) valuation expenses; and (vi) moving expenses. Tenant shall be entitled to any compensation separately awarded to Tenant for the matters set out in (i) through
(vi) above. In the event this Lease is not terminated by reason of such condemnation, and provided that Landlord has been reimbursed therefor by the condemning authority, Landlord shall promptly repair any damage to the Building and the Property caused by such condemnation, provided, however, that Landlord shall have no obligation to repair or restore any Alterations or Specialty Equipment.

24.  SALE BY LANDLORD.   In event of a sale or conveyance by Landlord of the
Property, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, expressed or implied, contained in this Lease to the extent accruing after the date of sale, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security. As a condition to Tenant's duty to attorn to any transferee of the Property and Landlord's relief from liability for its obligations under this Lease accruing after the date of transfer, the transferee of the Property shall execute a written agreement pursuant to which it unconditionally assumes all obligations under this Lease accruing from and after the date of such transfer. As to any claim Tenant may have against Landlord arising from any matter occurring prior to the transfer of the Property, Tenant shall have the right pursuant to applicable law to enforce its claim against the proceeds to which Landlord is entitled from the sale of the Property or payable to Landlord under any insurance policy.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord or Tenant may make from time to time, the other party shall execute and deliver, in case Landlord so requests, to its ground lessor, mortgage lender or prospective ground lessor, mortgagee or lender, or a purchaser or prospective purchaser of the Building, and in the case Tenant so requests, to any purchaser or prospective purchaser, of all or a substantial portion of Tenant's assets or an entity with which Tenant proposes to merge or consolidate or any subtenant or prospective subtenant of all or any portion of the Premises or any assignee or prospective assignee of Tenant's interest in this Lease, a sworn statement in such form as may be reasonably requested by Landlord or Tenant, or any such other party, certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in such statement or any set-off rights in favor of Tenant; and (e) subject to
Section 15 of this Lease, that this Lease is subordinate to the lien of any
- ----------
current or subsequent mortgagee of the building; and (f) such other matters as may be requested by the requesting party. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any party described above for whom Landlord or Tenant may request the same pursuant to the foregoing terms of this Article 25. In the event Landlord or Tenant shall make
                        ----------
any material misstatement contained in such sworn statement or fail to execute and deliver to the requesting party such sworn statement within the prescribed time period, such failure shall be a default under this Lease, and in addition to any other damages as a result of such default under this Lease, the responding party shall be liable for any loss, cost or expense resulting from such failure.

26.  SURRENDER OF PREMISES.

     26.1 Landlord shall, at least thirty (30) days before the last day of the Term, arrange to meet Tenant for a joint inspection of the Premises.

     26.2 At the end of the Term or any renewal of the Term or within a reasonable period after any early termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises in the manner and condition required by Sections 6.3 hereof.
                      ------------

     26.3 All obligations of Landlord and Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

27.  NOTICES.   Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted, by fully prepaid registered or certified United States Mail return receipt requested, or by nationally recognized independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery on a business day to the addressee at its address set forth on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27.

28. TAXES PAYABLE BY TENANT. Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises or elsewhere in the Building or on the Property.

29. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification of either party shall apply to and inure to the benefit of all the following "Landlord Entities" or "Tenant Entities", however the case may be, being the applicable party hereto together with its members, managers, the trustees, boards of directors, officers, partners, beneficiaries, stockholders, employees and agents. In any case where this Lease is signed by more than one person as Tenant, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.

30.  TENANT'S REPRESENTATIONS AND AUTHORITY.

     30.1 Tenant represents and warrants that: (i) the financial statements of Tenant provided to Landlord prior to the execution of this Lease are true and correct and there has been no material adverse change in Tenant's financial condition since the date of such statements; and (ii) as of the date of Tenant's execution of this Lease, Tenant is not in material violation of any governmental or regulatory license to which it is subject.

     30.2 Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. Landlord and Tenant agree to furnish promptly upon request of the other a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization to enter into this Lease.

31. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page, whose commission Landlord agrees to pay. Tenant and Landlord agree to indemnify, defend and hold harmless the other party hereto against and from all liabilities claims and damages arising from any claim by any broker (other than said named broker), finder or agent claiming to have dealt with the indemnifying party in connection with this Lease.

32. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the District of Columbia, without regard to its conflict of laws principles.

33. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

34. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations, agreements, warranties, understandings or promises, either oral or written, with respect to the Lease, the Building, the Premises, the Property or otherwise, made by Landlord or Tenant, other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

35. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Neither Tenant nor Landlord shall be bound by this Lease until each has received a copy of this Lease duly executed and delivered by Tenant and Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has provided to Landlord the Letter of Credit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

36. RECORDATION. Tenant, at its sole cost and expense, may record or register a short form memorandum of this Lease in a form reasonably acceptable to Landlord which Landlord agrees to execute upon its receipt of Tenant's request.

37. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Property and the proceeds thereof, including, without limitation, insurance proceeds payable to Landlord. The obligations of either party under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its members, or its or their trustees or board of directors and officers, as the case may be, its manager, the partners thereof, or any beneficiaries, stockholders, employees, or agents of either party, the manager or any of its members. Except as may be specifically set forth in this Lease, in no event shall Landlord or any of the Landlord's Entities, or Tenant or any of the Tenant's Entities, be liable to the other for any consequential right of damages and Landlord and Tenant hereby waive any right to claim from the other any such damages. Landlord's approval of any plans and specifications or Tenant's work under this Lease shall not constitute a representation or warranty by Landlord as to the sufficiency or any other matter with respect to such plans, specifications and work, and Landlord shall have no liability therefore.

38.  TENANT'S ALTERATIONS AND SPECIALTY EQUIPMENT.

     38.1 Subject to the terms of this Section 38, Tenant shall have the right
                                       ----------
to install, operate, maintain, repair and replace the following equipment and improvements dedicated exclusively to Tenant's use (collectively, the "Specialty Equipment") in the Premises and other portions of the Building and the Property as indicated:

          (a) Two (2) fuel powered generators and associated fuel storage tanks and one (1) battery-driven UPS Systems (collectively, the "Generator Systems"). The Generator Systems shall be designed to provide electric power to the Premises and other equipment installed by Tenant on the Property. The Generator Systems shall be located on the roof of the Building or on that portion of the
Property identified as the "Generator Farm" on Exhibit      attached to this
                                               ------------
Lease, at Tenant's election, subject to Landlord's approval of the location selected by Tenant on the roof of the Building or in the Generator Farm, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall have the right to test the Generator Systems on a periodic basis.

          (b) Heating, ventilating and air conditioning units and equipment, including, without limitation, Liebert units, condensers and cooling towers (the "HVAC System"), which shall be installed in that area on the roof of the
Building identified as the "Designated Roof Area" on Exhibit         attached to
                                                     ---------------
this Lease;

          (c) Fire suppression systems, which may include a FM 200 fire suppression system, including access to exhaust louvers, shafts and risers in the Building necessary for the discharge of exhaust from such fire suppression system and the HVAC System. Tenant shall have the right to install a dry-pipe, pre-action system for the Premises, which may include the relocation or encasement of any mains or other pipes running through the Premises and the removal of any wet sprinkler system existing in the Premises;

          (d) Up to nine (9) satellite dishes and multiple antennae (collectively, the "Satellite Dish System") in the Designated Roof Area;

          (e)  Reserved;

          (f)  Reserved;

          (g)  Security systems in the Premises and for the Specialty Equipment;

          (h) Fire alarm systems for the Premises and the Specialty Equipment, which systems may be connected to the fire alarm system installed by Landlord in the Building;

          (i) Raised floor systems in the Premises to accommodate Tenant's computer and other equipment;

          (j) A 750 MCm copper insulated ground conductor in 1.5 inch conduit from the master ground at the lowest point in the Building to the Premises; and

          (k) Conduits, pipes and cables as part of the other Specialty Equipment to connect the same to the Premises, which conduits, pipes and cables may be located in the basement of the Building, in the risers and shafts in the Building and in other portions of the Building, including, without limitation,
the vertical riser locations designated on Exhibit     attached to this Lease;
                                           -----------
and

The Designated Roof Area and all other areas in, on or about the Building and the Property on which Tenant installs the Specialty Equipment are hereinafter referred collectively to as the "Designated Areas." The Specialty Equipment shall be considered to be "Alterations" for purposes of this Lease. Tenant shall have the right to install, operate, maintain, repair and replace the Specialty Equipment in the Designated Areas without obligation for the payment of additional rent or other charge. Tenant shall have access to the Designated Areas, the basement of the Building and the risers and shafts of the Building twenty-four (24) hours per day, three hundred sixty-five (365) days per year.
If Tenant desires access to other areas of the Building which are not otherwise available to Tenant during normal business hours, Landlord shall, subject to the rights of other tenants, provide escorted access to Tenant promptly following its receipt of Tenant's request, provided that Tenant shall have immediate access to any such areas without escort in the event of an emergency. The foregoing sentence shall not apply to any portion of the Building to which Landlord does not have access. Tenant shall have the right to permit its customers to collocate broadcasting equipment in the Premises.

     38.2 (a) All Alterations and Specialty Equipment shall be performed and installed in compliance with all applicable Laws and shall be undertaken and completed at Tenant's sole cost and expense except as may otherwise be specifically set forth herein.

          (b) Prior to the commencement of any Alterations or installation of Specialty Equipment in the Premises and the Building, Tenant shall deliver two
(2) sets of the complete plans and specifications therefore (the "Plans") to Landlord's architect and one (1) set to Landlord for its written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant's Plans must comply with all applicable Laws, impose on Landlord no additional ADA or other Law compliance requirements within the Building or the Premises unless Tenant agrees to pay for the same, and be reasonable and compatible with the existing systems in and structure of the Building. Landlord shall respond to Tenant's request for approval of Tenant's Plans within ten (10) business days after receipt thereof.

          (c) In the event Landlord shall not approve the Plans, Landlord shall notify Tenant of its objections thereto. Landlord and Tenant shall thereafter work cooperatively and in good faith to reach agreement upon mutually acceptable Plans. Landlord shall be entitled to withhold its approval of the Plans for any of the following reasons (the "Standards"): i) the location or nature of any Alterations or Specialty Equipment to be made or installed by Tenant materially and adversely affects the structure of the Building or materially and adversely affects the rights of other current tenants in the Building; ii) any Alterations or Specialty Equipment materially and adversely affect the external appearance of the Building or any common areas; iii) any equipment or improvements to be installed by Tenant materially and adversely affect the proper functioning of any Building systems; iv) the work to be performed pursuant to the Plans would violate any laws, regulations, or orders; or v) any equipment or improvements to be installed by Tenant would require material changes to the base Building, unless such changes are reasonable in Landlord's determination and Tenant agrees to make such changes at its sole cost and expense.

          (d) In the event Landlord fails to deliver notice of approval or disapproval of Plans submitted by Tenant to Landlord within ten (10) business days after Landlord's receipt of the same or Landlord delivers notice of disapproval of plans submitted by Tenant within such ten (10) business day period but such notice fails to identify in reasonable detail the reasons for

Landlord's disapproval of the subject plans, then the subject plans shall be deemed approved by Landlord. In the event Landlord delivers notice of disapproval of the subject Plans within ten (10) business days after its receipt of Tenant's request for Landlord's approval of the same, which notice sets forth in reasonable detail the reasons for Landlord's disapproval of the subject Plans, Tenant shall have the right, upon written notice to Landlord, to have the plans submitted for approval by Skidmore Owings & Merrill or such other independent arbiter as to which Landlord and Tenant agree (the "Independent Arbiter"). The Independent Arbiter shall determine whether the Plans violate any of the Standards. In the event that the Independent Arbiter determines that only a portion of the Plans violate the Standards, the Independent Arbiter shall inform Tenant of what changes are required to conform to the Standards, the remainder of the Plans shall be deemed approved, and Tenant shall make the required revisions, resubmit the Plans to Landlord, and Tenant may proceed with construction pursuant to the portion of the Plans that were approved or deemed approved. Within five business days after the date of Tenant's notice requiring a determination by the Independent Arbiter, the Independent Arbiter shall render its determination, which shall be binding on both parties. If the Independent Arbiter approves the Plans in substantially the form as submitted by Tenant, Landlord shall pay the cost of the Independent Arbiter. Otherwise, Tenant shall pay the cost.

          (e) Tenant shall pay all Landlord's reasonable third party architectural, engineering, consulting fees and out of pocket expenses relating to the review of Tenant's plans and specifications related to the Initial Alterations and the initial installation of the Specialty Equipment, not to exceed $10,000, provided, however that such monetary limitation shall not apply to any subsequent Alterations proposed to be performed by Tenant. Tenant at its sole cost and expense shall obtain any permits, licenses, variances, or other approvals required with respect to all Alterations and Specialty Equipment. Landlord shall receive no fee for supervision, profit, overhead or general conditions in connection with any construction, alteration or improvement work performed by Tenant or on Tenant's behalf.

          (f) Tenant shall deliver true and complete copies of the Plans to Landlord prior to commencing the subject Alterations. Within thirty (30) days following the completion of the Alterations, Tenant shall deliver to Landlord one (1) complete set of Plans marked to show changes for Landlord's use.
Tenant, its contractors and/or agents shall not tie into, disrupt, disengage, terminate, or violate any building system (fire protection, fire alarm, security, HVAC, electrical, etc.) installed by Landlord unless coordinated and scheduled in advanced and approved with the Building manager to assure integrity with the system and continued applicability of the Building warranties and guaranties. Any violation of the above shall constitute a default under this Lease. To the extent that any Alterations or Specialty Equipment require Landlord to alter or modify the Building or Building design, Tenant shall be responsible for all costs and expenses in connection with such alteration or modification.

          (g) Except as provided below, any contractor or subcontractor of such contractor used in connection with the Initial Alterations, Alterations or Specialty Equipment shall use UNION labor. In the event three (3) UNION contractors qualified to perform any trade or component of Tenant's Initial Alterations or any other Alterations are not available, Tenant shall request in writing from Landlord a list of additional qualified and available UNION contractors. Landlord shall have three (3) business days within which to provide to Tenant said list of additional qualified and available UNION contractors. In the event Landlord fails to provide Tenant with said list of additional qualified and available UNION contractors within such three (3) business day period, Tenant may utilize non-union contractors for such trade or component. Notwithstanding anything to the contrary set forth above or elsewhere in this Lease, the selection of all consultants, vendors and other professionals, including architects, engineers, telecommunications consultants, systems integrations consultants, and studio consultants for work performed in connection with Alterations shall be at Tenant's sole discretion. Subject to the foregoing terms of this Section and the terms of Section 38.9 below, the
                                                     ------------
selection of all contractors, subcontractors and material and equipment suppliers shall be at Tenant's sole discretion. For purposes of this Section, a UNION contractor or subcontractor shall be deemed "qualified" to perform work if the same has performed similar work on similar projects in the Baltimore-Washington area for at least three (3) years, prior to the bid date.

     38.3 Provided Tenant is not in default of the Lease, Landlord shall provide Tenant an allowance in the amount of $40.00 per rentable square foot of the Premises toward costs incurred in connection with Initial Alterations and Specialty Equipment (the "Tenant Allowance"). The Tenant Allowance may not be used for removable trade fixtures, furniture or other personal property. All costs of Initial Alterations and Specialty Equipment that exceed the Tenant Allowance shall be paid for by Tenant. The Tenant Allowance shall be due and payable on a monthly basis upon submission to Landlord of invoices for Initial Alterations and Specialty Equipment together with appropriate lien waivers, provided, however, that in no event will Landlord be obligated to disburse for ten (10) business days following receipt by Landlord of the requisition and all required supporting documentation nor shall Landlord be obligated to disburse the Tenant Allowance more than once per month. Any excess Tenant Allowance shall be used as an offset to rent next payable under the Lease. If Landlord fails to timely make a disbursement of the Tenant Improvement Allowance, such disbursement shall bear interest at the Interest Rate accruing from the date payment is required to be made hereunder through the date such payment is made by Landlord.

     38.4 In connection with Initial Alterations, Alterations and Specialty Equipment under this Lease, Tenant shall:

          (A) Complete all Initial Alterations, Alterations and Specialty Equipment substantially in accordance with the approved Plans therefor;

          (B) Promptly following completion of the Initial Alterations, Alterations present to Landlord the following:

             (i) general contractor's executed and notarized final waiver of lien/affidavit form listing all subcontractors and material suppliers and the amounts they were paid for work and materials supplied for the Premises, in form reasonably satisfactory to Landlord;

             (ii) Executed and notarized final waiver of lien/affidavit form from any subcontractors and material suppliers, in form reasonably satisfactory to Landlord; and

             (iii) a Certificate of Occupancy.

     38.5 No Miscellaneous Charges.  Neither Tenant nor the contractor or any
          ------------------------
subcontractor selected to construct the Alterations or Specialty Equipment shall be charged for parking or for the use of electricity (except as otherwise provided herein), water, toilet facilities, security, elevators or hoists during the construction of the Alterations or Specialty Equipment or during Tenant's move into the Premises. Tenant and the contractor and subcontractors selected to construct the Alterations or Specialty Equipment shall have reasonable access to the Premises, to vertical transportation systems in the Building, and to those other portions of the Building and Property in or on which Tenant is permitted to construct or install improvements and/or equipment. Landlord and Tenant shall coordinate such access to minimize interference with other tenants in the Building and other contractors who may be performing work in or around the Building.

     38.6 No Fee to Landlord.  Landlord shall receive no fee for supervision,
          ------------------
profit, overhead or general conditions in connection with any construction, alteration or improvement work performed by Tenant or on Tenant's behalf.

     38.7 Bonding.  Notwithstanding anything to the contrary set forth in this
          -------
Lease, Tenant shall not be required to obtain or provide any completion or performance bond in connection with any construction, alteration or improvement work performed by Tenant or on Tenant's behalf.

     38.8 Building Codes.  In the event that, due to any portion of the Building
          --------------
or the Property not complying with any Law as a result of Landlord's breach of its obligations hereunder, Tenant incurs increased design, construction or other costs relative to the Alterations or Specialty Equipment that it would not have incurred had the Property been in compliance with the same, then such costs shall be reimbursed by Landlord to Tenant within ten (10) business days after receipt by Landlord from Tenant of an invoice documenting and evidencing such increased costs. Such reimbursement shall be in addition to, and not deducted from, the Tenant Allowance.

     38.9      Work Performed by Landlord or Contractors Designated by Landlord.
               -----------------------------------------------------------------
In the event Landlord performs any work for Tenant in connection with the Alterations and/or the Specialty Equipment, Landlord shall be paid an amount equal to the costs reasonably incurred by Landlord in performing such work plus a customary profit for such work. Landlord shall require that Tenant use Landlord's designated roof and life-safety contractors. To the extent the design or construction of the Initial Alterations and/or the Specialty Equipment is delayed because of the untimeliness of, or errors or omissions committed by, such designated contractors, such delay will constitute a Landlord Delay. In the event of such a delay, Tenant shall promptly give Landlord notice thereof. Landlord shall have five (5) days from its receipt of such notice to cure the conditions causing such delay. In the event Landlord fails within such five (5) day period to cure the conditions causing such delay, Tenant shall have the right to contract for such roof and/or life-safety work with a contractor of its choosing. To the extent Tenant incurs increased design, construction or other costs because of the untimeliness of, or errors or omissions committed by, such designated contractors or entities, such increased costs shall be reimbursed by Landlord to Tenant within ten (10) business days following Landlord's receipt of an invoice from Tenant documenting and evidencing such costs. Such reimbursement shall be in addition to, and not deducted from, the Tenant Allowance. In no event shall Tenant be entitled to claim any Landlord Delay arising from the use of any such designated contractor which is in excess of fourteen (14) days.

     38.10     Elevator Lobby Rights.  Tenant, at Tenant's sole cost and expense
               ---------------------
(which may be deducted from the Tenant Allowance), shall have the right to refinish the 2nd and 3rd floor elevator lobby entry doors to integrate such doors with the design of the Premises.

     38.11     Staging Area.  Prior to the Rent Commencement Date, Tenant shall
               ------------
have the right, without the obligation to pay rent, to use portions of the Premises mutually agreed to by Landlord and Tenant for the purpose of storing
and staging building materials, furniture and equipment.   Landlord shall not be
liable for any theft, destruction or damage to any such building materials, furniture and equipment.

39. NO THIRD PARTY BENEFICIARIES. Notwithstanding anything to the contrary contained herein, no provision of this Lease is intended to benefit any party other than the signatories hereto and their permitted heirs, personal representatives, successors and assigns, and no provision of this Lease shall be enforceable by any other party.

40. PARTIAL PAYMENT. No payment by Landlord or Tenant or receipt by the other of a lesser amount than the correct amounts due under this Lease shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Landlord or Tenant, however the case may be, may accept such check or payment without prejudice to its right to recover the balance or pursue any other remedy in this Lease or at law provided.

41.  COUNTERPARTS.   This Lease may be executed in one or more counterparts, all of which together shall constitute the same Lease.

43. RIGHT OF FIRST OFFER. Subject to the prior rights of Qwest Communications Corporation to lease any space available for rent in the Building following the initial leasing of space within the Building, Landlord agrees that prior to entering into a lease for space in the Building, Landlord shall so notify Tenant in writing of available space. Tenant shall have a period of thirty (30) days after receipt of such notice (the "Acceptance Period") within which to notify Landlord, in writing, that it elects to lease such space on terms set forth below. If Tenant makes such an election within the Acceptance Period, an appropriate amendment to this Lease shall be entered into by Landlord and Tenant to add the additional space to the definition of the

Premises. If Tenant does not make such an election within the Acceptance Period, Tenant shall be deemed to have waived its rights with respect to the subject space, and Landlord shall be free to lease such space free of any claim or right of Tenant on terms not materially more favorable than those offered to Tenant. For purposes of the preceding sentence, such terms shall be considered "materially" more favorable than those offered Tenant if the overall terms, considering all relevant factors, are improved by more than five percent (5%) over those offered Tenant. If Landlord wishes to offer the subject space on terms that are materially more favorable than those offered to Tenant, Landlord must first make such offer to Tenant by delivering another notice to Tenant setting forth such materially more favorable terms, and Tenant shall have twenty
(20) days from Tenant's receipt of such notice to elect to lease the subject space upon the terms set forth in such notice. If Tenant does not so timely elect to lease the space described in such notice, Landlord shall again be free to lease the subject space to a third party upon terms not materially more favorable than the terms set forth in the last notice delivered to Tenant. Notwithstanding anything to the contrary set forth in this Article 43, if
                                                           ----------
Landlord does not lease the space described in its notice within six (6) months after Tenant's receipt of such notice, Landlord must again offer the subject space to Tenant in accordance with the right of first offer granted to Tenant in this Article 43. In the event Tenant elects to lease the subject space, the base
     ----------
rent under such lease shall be the lesser of (i) the terms of the accepted offer, or (ii) if such lease occurs during the two (2) year period beginning on the Rent Commencement Date, the then escalated Annual Net Rent per square foot hereunder, and if such lease occurs following the two (2) year period beginning on the Rent Commencement Date, ninety-five percent (95%) of Market Rate for the subject space; and otherwise upon same terms and conditions hereunder except as provided below. Tenant shall be entitled to a Tenant Allowance of $4.00 per square foot pro rata for each year remaining on the then current term if Tenant exercises its right to lease any additional space within the first two years following the Rent Commencement Date. The term of the lease of the subject space shall be conterminous with the then-current Term of the Lease, as said Term may be extended.

44. SIGNAGE. Tenant shall have the right to install two (2) signs upon the exterior of the Building and one (1) sign in the lobby of the Building at its
own expense in locations depicted on Exhibit     attached to this Lease.  Tenant
                                     -----------
shall maintain any such signage in good order, repair and condition and in a manner satisfactory to Landlord. With respect to any assignment or sublease for which Landlord's consent is not required, such assignee or subtenant shall have the right to exercise Tenant's signage rights in accordance with the terms hereof, without Landlord's approval. With respect to any assignment or sublease for which Landlord's consent is required under the terms of this Lease, such assignee's or sublessee's rights to exercise Tenant's signage rights shall be subject to Landlord's consent, not to be unreasonably withheld, conditioned or delayed. Landlord shall not permit any sign to be placed in, on or about the Building or the Property which identifies any person, company or entity which is a competitor of Tenant or which conducts business in the radio production, radio broadcasting or entertainment industry, subject to the rights existing as of the Effective Date of Qwest Communications Corporation and Nextel Communications of the Mid-Atlantic, Inc. and their respective successors and assigns as to placement of signs in, on or about the Building or the Property. Landlord shall provide to Tenant on a pro-rata basis lobby directory signage, to be maintained by Landlord. Such lobby directory signage provided by Landlord to Tenant shall include one (1) line for each one thousand (1,000) rentable square feet in the Premises.

45. LANDLORD AGREEMENT AS TO NAMING BUILDING. Landlord agrees not to name the Building or any other portion of the Property after any other radio production, radio broadcasting or entertainment company or any direct competitor of Tenant. In the event Landlord elects to change the name of the Building, such election shall be subject to Tenant's consent, not to be unreasonably withheld, conditioned or delayed.

46. TENANT'S FOOD CONCESSION. Tenant shall have the right during the term of this Lease to install and operate in the Premises at its sole cost and expense, for the exclusive use of Tenant and its employees and invitees, a food concession, subject to Landlord's reasonable approval of the plans and
specifications therefor under the terms of Section      hereof.  Such food
                                           ------------
concession shall at all times comply with all Laws, and shall be operated and maintained so as not to cause a nuisance to any current or future tenants in the Building. Tenant shall be solely liable for any and all increased costs Landlord incurs as a result of Tenant's operation and use of the food concession other than de minimus costs. Tenant shall use its best efforts to ensure that its operation of the food concession does not cause any infiltration or infestation of the Premises or the Building with any animals, pests or vermin. Tenant shall be required to keep refrigerated all refuse generated from the operation of its food concession prior to its scheduled removal from the Property.

47.  PENTHOUSE SPACE; ROOFTOP SPACE.

     47.1 Landlord shall, at its sole cost and expense, as part of the Base
Building Improvements, construct the improvements set forth on Exhibit    , in
                                                               -----------
that space on the fourth (4th) floor of the Building (the "Penthouse Space")
illustrated on Exhibit      .
               -------------

     47.2 Tenant shall have the right to construct a roof-top terrace (the "Roof-Top Terrace") in a location, style and size depicted on Exhibit
                                                              ------------
attached to this Lease and otherwise subject to all of the terms of this Lease.

     47.3 The Penthouse Space and the Roof-Top Terrace shall be for Tenant's sole use, but the construction and use thereof shall be subject at all times to the conduit and equipment rights of Qwest Communications Corporation and Nextel Communications of the Mid-Atlantic, Inc. and their respective successors and assigns, existing as of the Effective Date, which are fully described in
Exhibit     attached to this Lease.  The Penthouse Space and the Roof-Top
- -----------
Terrace shall be considered as part of the Premises, and shall be subject to all of the terms hereof, except for determining the rentable square footage of the Premises. Tenant shall have the right to use the Penthouse Space and the Roof-Top Terrace without obligation for the payment of rent or other charge.

48.  RESERVED.

49.  MISCELLANEOUS.

     49.1 Confidentiality of Tenant's Financial Information.  Landlord covenants
          -------------------------------------------------
and agrees that it (a) shall not divulge any of Tenant's financial data furnished to Landlord except to its investors, a prospective purchaser, any prospective mortgagee or mortgagee of the Building or as otherwise required by law, and (b) will use commercially reasonable efforts to require any such persons or entities keep the same confidential.

     49.2.     Professional Fees.  In the event that either party brings any
               -----------------
arbitration or other legal proceeding action against the other: (i) for the recovery of any sum due under this Lease; (ii) because of the breach of any provisions of this Lease; (iii) for any other relief against the other party under this Lease; or (iv) with respect to any other matters arising from or related to this Lease, then all reasonable costs and expenses, including, without limitation, reasonable professional fees such as appraisers', accountants', and attorneys' fees, incurred by the prevailing party therein shall be paid by the other party. The provisions of this Section shall survive the expiration of the term of this Lease or earlier termination of this Lease.

     49.3.     When Payment is Due.  Whenever a payment is required to be made
               -------------------
by one party to the other under this Lease, but a specific date for payment or a specific number of days within which payment is to be made is not set forth in this Lease, or the words "immediately," "promptly" and/or "on demand," or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the party which is obligated to make such payment receives written notice from the other party demanding such payment.

     49.4.     Months and Notice.  All references in this Lease to "month" or
               -----------------
"months" shall be deemed to include the actual number of days in such actual month or months. All references to "notice" shall mean written notice.

     49.5.     Interest Rate.  For purposes of this Lease, the term "Interest
               -------------
Rate" shall mean an annual rate of interest equal to the lesser of (a) the rate publicly announced from time to time, by First Union Bank, N.A., as its prime rate or reference rate, plus two percent (2%), or (b) the maximum rate permitted by Law. In the event First Union Bank, N.A. shall no longer publish a prime rate or reference rate, for purposes of calculating the Interest Rate, the parties shall use the prime rate or reference rate published by the largest (as measured by deposits) chartered bank operating in the District of Columbia.

     49.6.     Force Majeure.  Except as otherwise expressly provided in this
               -------------
Lease, any prevention, delay or stoppage in the performance of either party's obligations under this Lease caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, limitations or interference of governmental authorities or agents; war; invasion; insurrection; rebellion; riots; strikes; lockouts; inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause beyond the reasonable control of the party from whom performance is required, or of any of their contractors, subcontractors or agents; shall excuse the performance of such party's obligations so affected for a period equal to the duration of such prevention, delay or stoppage, provided, however, in no event shall financial incapability excuse the performance of either party and in no event shall any strike, or lockout, or inability to obtain materials, goods, equipment, services, utilities or labor or any other matter in each instance resulting from matters pertaining to the use or non-use of union labor and/or materialmen excuse the performance of Landlord's obligations under this Lease.

     49.7.     Move-In Priority.  Tenant shall have the exclusive right to use
               ----------------
the freight and passenger elevators of the Building during the weekend Tenant moves into the Premises for purposes of moving into the Building, but only to the extent such exclusive use is necessary for Tenant to complete its move into the Building in an orderly and efficient manner. In all events, Tenant shall have priority use of the freight and passenger elevators of the Building during the weekend it moves into the Building. Landlord shall not charge Tenant for Building services, overtime expenses or other charges in connection with Tenant's move into the Building.

     49.8.     Standard for Conduct and Consent.  Any time the consent of
               --------------------------------
Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.



                         [signatures on following page]

LANDLORD:                               TENANT:

Consortium One Eckington, L.L.C.        XM Satellite Radio, Inc.

By: Consortium One, L.P., its
     managing member                    By:
                                            _________________________________
                                        Name:
                                              _______________________________
    By: Millbank Capital                Title:
         Partners, L.L.C.,                     ______________________________
         General Partner                Date:
                                              _______________________________

         By: Bernstein Millbank
              Capital Partners,         Witness:
              L.L.C., managing member            ____________________________

             By:
                 ------------------------------
             Name:
                   ----------------------------
             Title:
                    ---------------------------
             Date:
                    ---------------------------

             ----------------------------------
             Witness

                                EXHIBIT ______
               attached to and made a part of Lease bearing the
        Lease Reference Date of ________________________ , 1999 between
               Consortium One Eckington, L.L.C., as Landlord and
                      XM Satellite Radio, Inc., as Tenant


                             RULES AND REGULATIONS

1.   Except as otherwise provided for in Section     of the Lease, no sign,
                                         -----------
     placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Building or in the common areas of the Building, without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed by Tenant in violation of this rule.

2. No awning shall be permitted on any part of the exterior of the Premises or in the common areas of the Building. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the reasonable opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety of the Building and its tenants provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in its business, unless such persons are engaged in illegal activities.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants and subtenants only and Landlord reserves the right to exclude any other names therefrom.

5. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall stand on such platforms necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

6.   Tenant shall keep corridor doors closed.

7. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. the following day, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons.

8. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

9. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

10. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building
     except as provided in Section     of this Lease.
                           -----------

11. Except as approved by Landlord as part of normal interior buildout or duration, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises, and Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

12. Tenant shall not place in any trash box or receptacle provided by Landlord any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with reasonable directions issued from time to time by Landlord.

13. Tenant shall not use in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

14. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction form Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Tenant.

15. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event of any inconsistency between the terms of the Lease of these Rules and Regulations, the terms of the Lease shall govern and control.

16. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

17. Tenant, its contractors and/or agents, shall not exceed the capacity of any passenger or freight elevator or shall be liable for all costs and damages which are sustained.

18. Tenant shall furnish Landlord with automobile license numbers of Tenant's and its agents' vehicles within five (5) days prior to utilizing any such parking facilities and shall thereafter notify Landlord of any changes thereto within five (5) days of such changes. Unauthorized vehicles found in the parking facilities may be towed by Landlord without prior notice at the vehicle owner's sole cost, risk and expense. Landlord is not responsible for any loss, theft or damage occurring to any vehicles parked in the parking facilities.